As filed with the U. S. Securities and Exchange Commission on July 29, 2014

Securities Act File No.  333-165401

Investment Company Act File No.  811-22395

U. S.  SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

_______________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

PRE-EFFECTIVE AMENDMENT NO. [  ]

POST-EFFECTIVE AMENDMENT NO. [5]

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

AMENDMENT NO. [7]

__________________________________________________________________

PHILADELPHIA INVESTMENT PARTNERS NEW GENERATION FUND

(Exact Name of Registrant as Specified in its Charter)

1233 Haddonfield – Berlin Road, Suite #7
Voorhees, NJ 08043

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (856) 210-6779

Peter C. Zeuli
Philadelphia Investment Partners, LLC
1233 Haddonfield – Berlin Road, Suite #7
Voorhees, NJ 08043

(Name and Address of Agent for Service)

Copy to:

Donald S. Mendelsohn

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinnati, Ohio 45202

It is proposed that this filing will become effective:

X

 immediately upon filing pursuant to paragraph (b)

 on

 pursuant to paragraph (b)

 60 days after filing pursuant to paragraph (a)(1)

 on

 pursuant to paragraph (a)(1)

 75 days after filing pursuant to paragraph (a)(2)

 on

 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

 This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PHILADELPHIA INVESTMENT PARTNERS NEW GENERATION FUND

TICKER:  PIPGX

PROSPECTUS

July 31, 2014

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page

INVESTMENT GOALS

1

FEES AND EXPENSES OF THE FUND

1

PORTFOLIO TURNOVER

2

PRINCIPAL INVESTMENT STRATEGIES

2

PRINCIPAL RISKS

4

PERFORMANCE INFORMATION

6

MANAGEMENT

8

PURCHASE AND SALE OF FUND SHARES

8

TAX INFORMATION

8

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

8

PRINCIPAL INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

9

PORTFOLIO HOLDINGS

11

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE

11

YOUR INVESTMENT

13

GENERAL POLICIES

18

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

19

DISTRIBUTIONS AND TAXES

20

SALES LOADS

21

SHAREHOLDER SERVICE PLAN

23

FINANCIAL HIGHLIGHTS

23

INVESTMENT GOALS

The investment objective of Philadelphia Investment Partners New Generation Fund (the “Fund”) is long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the “Sales Loads” section beginning on page 21 of the Fund’s prospectus and in the “How to Buy Shares” section beginning on page 32 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (as a percentage of amount redeemed) (imposed only if redemption occurs within 60 days of initial purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.49%
Distribution (12b-1) Fees	None
Other Expenses:	3.03%
– Shareholder Service Fees	0.25%
– Dividend Expense on Securities Sold Short and Interest Expense on Borrowings	1.48%
– Remainder of Other Expenses	1.30% ______
Acquired Fund Fees and Expenses [a]	0.10%
Total Annual Fund Operating Expenses	4.62%
Fee Reduction and/or Expense Reimbursement [b]	(1.08)%
Total Annual Fund Operating Expenses After Fee Reduction and Expense Reimbursement [b]	3.54%

a Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in exchange-traded funds or other investment companies that have their own expenses.  Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value, and the Total Annual Fund Operating Expenses reflected in this fee table do not correlate to the ratio of Expenses to Average Net Assets found in the Fund’s financial statements, or in the “Financial Highlights” section of this Prospectus.

b The Adviser, has contractually agreed to reduce its fees and/or reimburse expenses in order to limit the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, acquired fund fees and expenses, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.96% of the Fund’s average net assets.  To the extent that the Fund incurs any excluded expenses (e.g., Acquired Fund Fees and Expenses, Dividend Expense on Securities Sold Short and Interest Expense on Borrowings), the Total Annual Fund Operating Expenses After Fee Reduction and Expense Reimbursement will exceed 1.96%.  This expense limitation agreement will have a term ending October 1, 2015.  To the extent that the Adviser reduces its fees and/or reimburses expenses to satisfy the expense limitation, it may seek repayment of a portion or all of such amounts at any time within three years after such amounts were reduced or reimbursed, subject to the 1.96% expense cap.  Any such recoupment by the Adviser is subject to approval by the Trust’s Board of Trustees.  This expense limitation agreement may be terminated prior to October 1, 2015 only with the consent of the Trust’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$815	$1,711	$2,614	$4,902

PORTFOLIO TURNOVER

The Fund pays transaction costs such as commissions when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover was 334.78% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund is long-term capital appreciation.  The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic and foreign companies.

The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) at most given times.  However, depending upon the perceived market conditions, the Fund will increase or decrease the net long exposure as it deems necessary.  When shorting securities, the proceeds from those short sales may be used to purchase additional long positions.  Generally speaking, under normal market conditions, the Fund’s long positions may range from 100% to 140% and its short positions may range from 0% to 40% of its assets.

In making investment decisions for the Fund, the Adviser utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness of the companies’ stocks.  The Adviser will take a long position when it has determined the security to be either undervalued or perceived to be an out-performer relative to the market.  The Adviser will take a short position in a security when it has determined the security to be either overvalued or a perceived underperformer relative to the market.  When the Adviser determines that the value of the long or short position is no longer valid, the Adviser will either reduce or remove the position entirely from the portfolio.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer.  Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer.  Equity securities consist of common stocks, preferred stocks, convertible securities, and warrants.

The Fund may invest in exchange-traded mutual funds (“ETFs”), including ETFs that hold portfolios of securities that closely track the price performance and dividend yield of various indices, and actively managed ETFs.

Under normal market conditions, the Fund intends to invest approximately 75% of its assets in U. S. companies with the remaining 25% being invested in equity securities of non-U. S. companies.  With respect to its investments in U. S. companies, the Fund intends to invest at least 60% of such assets in U. S. large cap companies (which are companies that the Adviser believes have a market capitalization of at least $10 billion).  The Fund will invest its remaining assets allocated to U. S. companies in U. S. mid cap or small cap companies (which are companies that the Adviser believes have a market capitalization of less than $10 billion).  Of those assets invested in U. S. mid cap or small cap companies, the Fund may invest up to 5% in U. S. micro cap companies (which are companies that the Adviser believes have a market capitalization of less than $1 billion).  With respect to its investments in the equity securities of non-U. S. companies, the Fund may invest directly in such foreign securities.  The Fund may also invest in sponsored American Depository Receipts (“ADRs”) and ETFs to gain exposure to non-U. S. markets.  The Fund will gain exposure to non-U. S. markets using ETFs that track a foreign index or securities within a particular country or region.

As market conditions change, the securities held in the Fund may vary significantly.  The Fund may purchase and sell options, both for hedging and for speculative purposes.  Further, the Fund may purchase and sell put and call options on (i) individual equity securities, (ii) aggregates of equity securities or (iii) equity securities indices and other financial indices.  These may include options traded on national securities exchanges or quoted on NASDAQ.

In attempting to respond to unusual or adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment objective.  As a result of taking such temporary defensive positions, the Fund may not achieve its investment objective.  The Fund may hold cash or invest in cash equivalents for short-term investments.  Although the Fund would do this for temporary defensive purposes, or for monies awaiting investment in portfolio securities, it could reduce the benefit from any upswing in the market.

A short sale is a transaction in which the Fund sells securities it has borrowed in anticipation of a decline in the market price of the securities.

Short sales are intended to allow the Fund to earn returns on securities the Fund’s Adviser believes will underperform and are intended to allow the Fund to maintain additional long positions while keeping the Fund’s net exposure at a level similar to a “long only” strategy.  As a result, the Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 100%.

The Fund will engage in active and frequent trading.

PRINCIPAL RISKS

General Risks.  An investment in the Fund is not a bank deposit.  It is not insured or guaranteed by the FDIC or any other government agency.  It is not a complete investment program.  The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.  The following is a summary description of certain risks of investing in the Fund.

Market Risk.  The prices of securities held by the Fund may decline in response to certain events, including events in the stock market generally or that are specifically related to a particular company; changing economic conditions, including changes in interest rates; industry and company conditions; changing technology and competition; inability to consistently select securities that appreciate in value, or anticipate changes that can adversely affect the value of the Fund’s holdings.

Risk of Short Sales.  If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer.  The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so.  Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities.  The Fund will be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.  Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position.  Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets.  The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract.  In such instances the Fund may not be able to substitute or sell the pledged collateral.  Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations.  This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.  Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

Leverage Risk.  By investing the proceeds received from selling securities short, the Fund could be deemed to be facing special risks.  This technique may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value greater than it would be without the use of such a technique.  This could result in increased volatility of returns.  There is no guarantee that the Fund will thus indirectly leverage its portfolio, or if it does, that the Fund’s strategy will be successful.

Risks of Equity Securities.  There are risks associated with the Fund’s investments in equity securities.  Common stocks represent an equity or ownership interest in an issuer and are subject to market risks that may cause their prices to fluctuate over time.  Preferred stocks represent an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends and in liquidation.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Different types of investments tend to shift into and out of favor with investors depending on changes in market and economic conditions.  Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term.  These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.  Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.  The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Large Cap Stock Risk.  By investing in large capitalization stocks, the Fund may underperform a fund that invests primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

Mid-Cap, Small Cap and Micro Cap Risk.  To the extent the Fund invests in micro cap, small and midsize companies, it will be subject to additional risks because the earnings and revenues of these companies tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Fund’s ability to sell these securities.  The prices of small-cap and micro-cap company securities may fall regardless of trends in the broader markets.

Foreign Securities.  The Fund also invests in foreign securities (either directly or indirectly through the purchase of ADRs or ETFs) which may impact the volatility of the Fund due to certain events such as economic or political instability, currency fluctuations, and the difficulties associated with receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, and possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets.

Regulatory Risk.  Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its short-selling strategy, either generally, or with respect to certain industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

Investments in ADRs.  ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  ADRs may entail the special risks of international investing, including currency exchange fluctuations, governmental regulations, and the potential for political and economic instability.

Investments in ETFs.  The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  Therefore, it may be more costly to own an ETF than to own the underlying securities directly.  In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Options Risks.  The Fund may lose money using options, regardless of the purpose for using such instruments.  Using options may increase the volatility of the Fund’s net asset value and may involve a small investment relative to the risk assumed.

Cash and Other Short-Term Investments.  The Fund may hold cash or invest in cash equivalents for short-term investments.  Although the Fund would do this for temporary defensive purposes, or for monies awaiting investment in portfolio securities, it could reduce the benefit from any upswing in the market and could result in the Fund not achieving its objective.

Lack of Experience of the Investment Adviser.  The Adviser has no prior experience as an investment adviser to a mutual fund registered under the Investment Company Act of 1940, as amended.

PERFORMANCE INFORMATION

The bar chart and performance table below show how the Fund has performed in the past and provide some indication of the risks of investing in the Fund.  The bar chart shows how the performance of the Fund has varied for each full calendar year since the Fund commenced operations on June 8, 2011.  The returns in the bar chart do not include the deduction of any applicable sales charges.  If sales charges had been included, the returns would be less than those shown in the bar chart.  The table compares the average annual total returns of the Fund for the periods ended December 31, 2013 to those of three broad-based securities markets indices.  Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns

The year-to-date total return for the six months ended June 30, 2014 was 0.07%.

During the period shown in the bar chart, the highest return for a quarter was 14.90% (for the quarter ending March 31, 2012) and the lowest return for a quarter was (9.31)% (for the quarter ending   June 30, 2012).

Average Annual Total Returns

(For the periods ended December 31, 2013 )

	One Year	Since Inception June 8, 2011
Return Before Taxes	5.51%	3.00%
Return After Taxes on Distributions	2.40%	1.16%
Return After Taxes on Distributions and Sale of Fund Shares	5.24%	2.02%
Russell 2000® Index	38.82%	17.54%
S&P 500® Index	32.39%	17.74%
MSCI EAFE® Index	23.58%	9.27%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Russell 2000® Index is an unmanaged index that consists of approximately 2,000 of the smallest (based on market caps) companies in the Russell 3000® Index.  The S&P 500® Index is an unmanaged index of approximately 500 leading companies in leading industries of the U.S. economy.  MSCI EAFE® Index is an unmanaged index that is a widely recognized benchmark of the world’s stock market, excluding the United States.  The performance returns for the three broad-based securities markets indices do not reflect any deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser

The investment adviser to the Fund is Philadelphia Investment Partners, LLC.

Investment Managers

The Fund’s portfolio managers are Peter C. Zeuli and Joseph B. Duncan.  Mr. Zeuli is the President of Philadelphia Investment Partners, LLC, and the Chairman of the Board and President of the Trust.  Mr. Zeuli has been portfolio manager of the Fund since its inception.  Mr. Duncan is a Director and Portfolio Manager at Philadelphia Investment Partners, LLC, and is the Vice President and Secretary of the Trust.  Mr. Duncan has been a portfolio manager of the Fund since 2012.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment is $2,500 and $1,000 for individual retirement accounts.  The minimum for subsequent investments is $100.  The Fund may accept investments of smaller amounts at its discretion.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”).

You may redeem shares in writing, or by telephone, wire or TeleTransfer, or automatically by contacting Mutual Shareholder Services, LLC at 1 (888) 686-2729 or 800 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

TAX INFORMATION

The dividends and distributions made by the Fund are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary shareholder services fees for the sale of the Fund’s shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Principal Investment Strategy

The investment objective of the Fund is long-term capital appreciation.  The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic and foreign companies.

The Fund’s investment objective is non-fundamental and may be changed without shareholder approval.  However, the Fund will not change its investment objective without providing the shareholders with at least 60 days prior written notice.

In making investment decisions for the Fund, the Adviser utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness of the companies’ stocks.  Using a proprietary model, the Adviser first employs a quantitative method of analysis based on four broad categories: growth; valuation; behavioral; and risk.  The Adviser seeks to maximize return while minimizing the risk assumed by the Fund by utilizing a dynamic weighting scheme to calculate a security’s risk-adjusted return as compared to other securities, and balancing the effect a purchase or sale of a security against diversification and risk management constraints of the Fund’s portfolio.  The Adviser makes decisions to buy and sell securities according to this model.

The assets not invested in U. S. companies (i.e., no more than 25% of Fund assets) will be invested in equity securities of non-U. S. companies.  At least 80% of the assets invested in non-U. S. equities will be invested in ADRs and ETFs.  The Adviser has complete flexibility in allocating and reallocating Fund assets.

When the Adviser takes a long position in a security, it purchases the security outright.  The portfolio benefits from a long position when the security held long appreciates.  The Adviser will take a long position when it has determined the security to be either undervalued or perceived to be an out-performer relative to the market.  When the Adviser determines that the value of the long position is no longer valid, the Adviser will either reduce or remove the position entirely from the portfolio.

When the Adviser takes a short position in a security, it sells a security that it has borrowed.  The portfolio benefits from a short position when the security sold short declines in price.  The Adviser will take a short position in a security when it has determined the security to be either overvalued or a perceived underperformer relative to the market.  When the Adviser determines that the value of the short position is no longer valid, the Adviser will remove the security from the portfolio.  In order to remove the short position from the portfolio the Adviser must complete the short sale transaction.  The transaction is completed when the Adviser returns the borrowed shares to the lender.  This is accomplished in the open market with the Adviser buying back or “covering” equal amount of shares in same security.  With the proceeds from the positions sold short, the Adviser will purchase an equal amount of additional long positions.  The combination of a leveraged long side and a smaller percentage of short positions will result in a portfolio being approximately net 100% long.

The Fund is anticipated to generally have high portfolio turnover rates — as is typical of equity long/short strategies.  While there is generally no pre-established maximum holding period for any position (equity-related or otherwise), the Adviser generally expects that most of the Fund’s positions will be held approximately one (1) month or longer.

The Fund has the authority to borrow at market interest rates from a bank in anticipation of additional shareholder investments, to manage redemptions, and may do so when deemed appropriate by the Adviser.

Cash Investments for Temporary Defensive Purposes.  The Fund may hold cash or invest in cash equivalents for short-term investments.  Although the Fund would do this for temporary defensive purposes, or for monies awaiting investment in portfolio securities, it could reduce the benefit from any upswing in the market.  As a result of such short-term investments, the Fund may not achieve its investment objective.  Among the cash equivalents in which the Fund may invest are: obligations of the U. S. Government, its agencies or instrumentalities (e.g., U. S. Government Securities; U. S. Treasury Bills); commercial paper; and repurchase agreements, money market mutual funds, and certificates of deposit and bankers’ acceptances issued by domestic branches of U. S. banks that are members of the Federal Deposit Insurance Corporation.  In fact, if the Adviser believes that there is not sufficiently good value in any securities suitable for investment of the Fund’s capital, all such capital may be held in cash and cash equivalents.

Investment Risks

Market Risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, including real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Risk of Short Sales.  The Fund may sell a security short by borrowing it from a third party and selling it at the then-current market price.  The Fund is then obligated to buy the security on a later date so it can return the security to the lender.  Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short.  Moreover, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.  The Fund may not always be able to close out a short position at a particular time or at an acceptable price.  The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price.  Thus, there is a risk that the Fund may be unable to fully implement its investment strategy due to a lack of available stocks.  It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Stock Selection Risk.  Although the Fund seeks to manage risk by diversifying among sectors and industries, under normal circumstances, the Fund invests in approximately 40-60 companies.  As a result of the relatively small number of companies in which the Fund generally invests, a change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that invests in a larger number of companies.

Foreign Investment Risk.  To the extent the Fund invests in foreign securities, the Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Foreign Currency Risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U. S. dollar, or in the case of hedged positions, that the U. S. dollar will decline relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U. S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.  Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.  The Fund does not seek to use foreign currency transactions for investment purposes.  Instead, foreign currency transactions are employed to enable the Fund to settle non-U. S. dollar denominated transactions in the appropriate currency.

Other Potential Risks.  Under adverse market conditions, the Fund could invest some or all of its assets in U. S. Treasury securities and money market securities, or hold cash.  Although the Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the Fund may not achieve its investment objective.

Short-Term Trading Risk.  The Fund will engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

PORTFOLIO HOLDINGS

A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (SAI); and on the Fund’s web site at www.piplp.com.

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE

Investment Adviser

The investment adviser to the Fund is Philadelphia Investment Partners, LLC, a New Jersey limited liability company located at 1233 Haddonfield – Berlin Rd, Suite #7, Voorhees, NJ

08043.  The Adviser is a registered investment adviser founded in 2000.  The primary business activity of the Adviser is providing investment advisory services to separate accounts and this mutual fund.  As of December 31, 2013, the Adviser managed approximately $107 million in assets.

The Adviser is responsible for the management of the Fund’s day-to-day operations.  For its services, the Fund will pay the Adviser an investment advisory fee, computed daily and payable monthly (in arrears) at an annual rate of 1.49% of the average daily net assets held in the Fund.  During the fiscal year ended March 31, 2014, the Adviser reduced its investment advisory fee to 0.41% and reimbursed certain other fees and expenses pursuant to an expense limitation agreement.

In the interest of limiting Fund expenses, the Adviser has entered into a contractual expense limitation agreement with the Trust.  Pursuant to the expense limitation agreement, the Adviser has agreed reduce its fees and/or reimburse expenses in order to limit the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, acquired fund fees and expenses, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.96% of the Fund’s average net assets.  To the extent that the Fund incurs any excluded expenses (e.g., Acquired Fund Fees and Expenses, Dividend Expense on Securities Sold Short and Interest Expense on Borrowings), the Total Annual Fund Operating Expenses After Fee Reduction and Expense Reimbursement will exceed 1.96%.  This expense limitation agreement will have a term ending October 1, 2015.  To the extent that the Adviser reduces its fees and/or reimburses expenses to satisfy the expense limitation, it may seek repayment of a portion or all of such amounts at any time within three years after such amounts were reduced or reimbursed, subject to the 1.96% expense cap.  Any such recoupment by the Adviser is subject to approval by the Trust’s Board of Trustees.  This expense limitation agreement may be terminated prior to October 1, 2015 only with the consent of the Trust’s Board of Trustees.

A discussion regarding the basis for the Board of Trustee’s approval of the Fund’s investment advisory agreement with the Adviser is available in the Fund’s most recent semi-annual report to its shareholders.

Portfolio Managers

Peter C. Zeuli is the individual primarily responsible for the day to day management of the Fund’s investment portfolio.  Mr. Zeuli is President and Founder of the Adviser.  He is also the Chairman of the Board and President of the Trust.  He founded the Adviser in early 2000 with the goal of providing both individual and institutional investors value-added investment advice through Philadelphia Investment Partners, LLC’s proprietary asset allocation models.  Mr. Zeuli graduated from Villanova University with a degree in Economics.  He is a holder of the Chartered Financial Analyst designation.  He is Member of the CFA Institute and CFA Society of Philadelphia.

Joseph B. Duncan assists Mr. Zeuli in the management of the Fund’s investment portfolio.  Mr. Duncan is a Director and Portfolio Manager at the Adviser.  He is also the Vice President and

Secretary of the Trust.  Mr. Duncan has been employed by the Adviser since October, 2009.  Previously, Mr. Duncan was a Financial Advisor and Partner at Merrill Lynch, Pierce, Fenner & Smith Incorporated, working in their Flagship 5th Avenue office located in New York City.  Mr. Duncan graduated from Rutgers University with a double major in Economics and Management and Labor Relations.  Mr. Duncan is also associated with Rafferty Capital Markets, LLC, the Trust’s principal underwriter.

The Fund’s Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Organization and Capital Structure

The Fund is a series of a trust also named Philadelphia Investment Partners New Generation Fund (the “Trust”).  Currently, the Fund is the only series of the Trust.

YOUR INVESTMENT

Pricing of Fund Shares

The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NYSE is currently closed on weekend days and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.

The Fund’s securities are valued at current market prices.  Investments in securities traded on a principal exchange (U. S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and ask price on the valuation date.  Securities for which market values are not readily available, or for which the Adviser believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, or when there is a particular event that may affect the value of a security), are valued by the Adviser at their fair values pursuant to guidelines established by the Board of Trustees, and under the ultimate oversight of the Board of Trustees.  Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost.

Options and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded.  Options on indices are valued at the closing mid-market price.  If such prices are not available, options and futures contracts are valued by the Adviser, pursuant to guidelines established by the Board of Trustees and under the ultimate oversight of the Board of Trustees, at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the markets where such securities and derivatives trade, such as security and bond prices, and interest rates.

Fair Value Pricing

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Trust uses fair value pricing, the Adviser will act pursuant to guidelines established by the Board of Trustees and under the ultimate oversight of the Board of Trustees.  Securities are valued at fair value generally on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.  Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Foreign securities held by the Fund may trade on days when the Fund does not calculate its NAV and thus may affect the Fund’s NAV on days when investors have no access to the Fund.

Investments in foreign securities and small-capitalization equity securities may provide short-term traders arbitrage opportunities with respect to the Fund’s shares.  For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the Fund calculates its NAV.  The Fund may use fair value pricing more frequently for securities primarily traded in non-U. S. markets because, among other things, most foreign markets close well before the Fund values its securities.  The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  If short-term investors in the Fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of Fund shares held by long-term investors.  Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the Fund’s NAV by short-term traders.  While the Fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Buying Shares

The Fund offers only one class of shares.  You will pay a sales charge of up to 4.75% to invest in shares of the Fund.  Generally, purchase requests received in good order will be processed at the offering price next calculated after the request is received.  The Fund’s offering price per share is based upon the daily NAV of its shares.  The Fund’s offering price is the NAV per share plus a front-end sales charge.  The front-end sales charge provides payment to brokers or the underwriter of the Fund.  This Fund does not have any distribution (i.e., Rule 12b-1) charges.  The front-end sales charge you pay depends on the dollar amount invested.

In General.  Individual Accounts generally may be opened by contacting Mutual Shareholder Services, LLC at 1 (888) 686-2729.

The minimum initial investment in the Fund through an Individual Account is $2,500 for non-qualified accounts and $1,000 for IRA accounts, and the minimum for subsequent investments is $100.  You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail.  To purchase additional shares by mail, fill out a completed Fund application and a check with your account number written on it to:

Philadelphia Investment Partners New Generation Fund

c/o Mutual Shareholder Services, LLC

800 Town Centre Drive

Suite 400

Broadview Heights, OH 44147

Make checks payable to: Philadelphia Investment Partners New Generation Fund

Wire.  To purchase additional shares by wire, contact Mutual Shareholder Services, LLC at 1 (888) 686-2729 for detailed instructions.

Electronic check.  To purchase additional shares by electronic check, which will transfer money out of your bank account, follow the instructions for purchases by wire, which may be obtained by calling Mutual Shareholder Services, LLC at 1 (888) 686-2729.  Your transaction is entered automatically, but may take up to eight business days to clear.  Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

TeleTransfer.  To purchase additional shares through TeleTransfer call 1 (888) 686-2729 to request your transaction.

Automatically.  Call us at 1 (888) 686-2729 to request a form to add any automatic investing service.  Complete and return the forms along with any other required materials.  These services are available only for holders of Individual Accounts.  See “Individual Account Services and Policies.”

IRAs.  For information on how to purchase additional shares for IRA accounts, call 1 (888) 686-2729, consult your financial representative, or refer to the SAI.

Selling Shares

You may sell (redeem) your shares on any day that the NYSE is open for business.  Your shares will be sold at the next NAV calculated after your order specifying the information described below under “Information Required for a Sell Order” is received by the Fund’s transfer agent or other authorized entity.  Your order will be processed promptly and you will generally receive the proceeds within 7 days.  In the event your redemption is subject to a redemption fee, such redemption fee will be imposed on the amount of the redemption that is subject to such redemption fee.

A 2.00% redemption fee is imposed on any shares redeemed within 60 days of their initial purchase.  This redemption fee applies to all shareholders and accounts.  The redemption fee is equal to 2.00% of the redemption proceeds; however, no redemption fee is imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing the capital appreciation of shares.  In determining the amount of any redemption fee, the shares having been held the longest in the account are considered redeemed first.  Redemption fees are retained by the Fund.  This redemption fee is meant to prevent short-term trading in the Fund and to offset any transaction and other costs associated with short-term trading.

Information Required for a Sell Order:

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically by providing the following information:

●

your name(s),

●

your signature(s) where applicable,

●

your account number,

●

the fund name,

●

the dollar amount you want to sell or the number of shares you wish to sell,

●

how and where to send the proceeds.

Before selling shares recently purchased by check, please note that the Fund will send redemption proceeds to the investor upon clearance of the check, which may take up to 15 days from the date of purchase.

In writing.  Some circumstances require signature guarantees.  These are:

●

amounts of $10,000 or more on accounts whose address has been changed within the last 30 days,

●

requests to send the proceeds to a different payee or address.

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call us to ensure that your signature guarantee will be processed correctly.

You may sell (redeem) shares by writing a letter of instruction.  The letter of instruction should include the information set forth above under “Information Required for a Sell Order.”

Obtain a signature guarantee or other documentation, if required.  Mail your request to:

Philadelphia Investment Partners New Generation Fund

c/o Mutual Shareholder Services, LLC

800 Town Centre Drive

Suite 400

Broadview Heights, OH 44147

Telephone.  Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1 (888) 686-2729.  A check will be mailed to your address of record.

Wire or TeleTransfer.  To sell (redeem) shares by wire or TeleTransfer (minimum $1,000 and $500, respectively; maximum $500,000 for joint accounts every 30 days), call 1 (888) 686-2729 to request your transaction.  Be sure the Fund has your bank account information on file.  Proceeds will be sent to your bank by wire for wire redemptions and by electronic check for TeleTransfer redemptions.

IRAs.  For information on how to sell (redeem) shares held in IRA accounts, call 1 (888) 686-2729, consult your financial representative, or refer to the SAI.

Additional Purchase and Redemption Information

Qualified Employee Benefit Plan Accounts.  Persons who hold Fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing and selling (redeeming) Fund shares.  The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying and selling shares may apply.

Purchases and Redemptions Through Investment Advisory Firms.  Clients of investment advisory firms that purchase Fund shares on behalf of their high-net-worth and related clients should contact their financial advisor directly for information concerning purchasing and selling (redeeming) Fund shares.  Investment advisory firms may impose policies, limitations (including with respect to buying and selling Fund shares) and fees on their clients that are different from those described in this prospectus.

Individual Account Services and Policies

The services and privileges described in this section are available only to holders of Individual Accounts.

Automatic Services.  Buying or selling shares automatically is easy with the services described below.  With each service, you select a schedule and amount, subject to certain restrictions.  You can set up most of these services with your application, or by calling your financial representative or 1 (888) 686-2729.

For investing
Automatic Investment Plan	For making automatic investments from a designated bank account.
Payroll Savings Plan	For making automatic investments through a payroll deduction.
Government Direct Deposit Privilege	For making automatic investments from your federal employment, Social Security or other regular federal government checks.
Dividend Sweep	For automatically reinvesting the dividends and distributions from the Fund.
For selling shares
Automatic Withdrawal Plan	For making regular withdrawals from the Fund.

GENERAL POLICIES

Teleservice Privilege.  Unless you decline teleservice privileges on your application, the Fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine.  You may be responsible for any fraudulent telephone or online order as long as the Fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The Fund reserves the right to:

●

change its minimum or maximum investment amounts,

●

delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading),

●

refuse any purchase request, including those from any individual or group who, in the investment adviser’s view, is likely to engage in frequent trading.

Customer Identification Program

Federal regulations require that the Fund obtain certain personal information about you when opening a new account.  As a result, the Fund must obtain the following information for each person that opens a new account:

●

Name;

●

Date of birth (for individuals);

●

Residential or business street address (although post office boxes are still permitted for mailing); and

●

Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database.  Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified.  The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

The Fund has delegated its responsibilities for obtaining and verifying this identification information to its Transfer Agent.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent trading of Fund shares may lead to increased costs to the Fund and less efficient management of the Fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders.  The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  Accordingly, purchases that the Fund, the Adviser or the Fund’s distributor has determined could involve actual or potential harm to the Fund may be rejected.  The Trust generally expects to inform any persons that their purchase has been rejected within one business day.  The rejected purchase will be promptly returned.

More than four roundtrips within a rolling 12-month period are generally considered to be frequent trading.  A roundtrip consists of an investment that is substantially liquidated within 60 days.  Based on the facts and circumstances of the trades, the Fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Short-term trading of shares of the Fund by investors can adversely impact the Fund due to the increased administrative costs of managing the Fund’s portfolio.  A 2.00% redemption fee is imposed on any shares redeemed within 60 days of their initial purchase.  This redemption fee applies to all shareholders and accounts.  The redemption fee is equal to 2.00% of the redemption proceeds; however, no redemption fee is imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing the capital appreciation of shares.  In determining the amount of any redemption fee, the shares having been held the longest in the account are considered redeemed first.  Redemption fees are retained by the Fund.  This redemption fee is meant to prevent short-term trading in the Fund and to offset any transaction and other costs associated with short-term trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading.

The Adviser monitors selected transactions to identify frequent trading.  When multiple roundtrips are identified, the Adviser evaluates trading activity in the account for evidence of frequent trading.  The Adviser considers the investor’s trading history in other accounts under common ownership or control.  These evaluations involve judgments that are inherently subjective, and while the Adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently.  In all instances, the Adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests.  If the Adviser concludes the account is likely to engage in frequent trading, the Adviser may cancel or revoke the purchase on the following business day.  The Adviser may also temporarily or permanently bar such investor’s future purchases into the Fund in lieu of, or in addition to, canceling or revoking the trade.  At its discretion, the Adviser may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Qualified Employee Benefit Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated.  The Adviser’s ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited.  However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide the Adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts.  If the Adviser determines that any such investor has engaged in frequent trading of Fund shares, the Adviser may require the intermediary to restrict or prohibit future purchases or exchanges of Fund shares by that investor.

Although the Fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminate the potential for frequent trading.  Apart from trading permitted or exceptions granted in accordance with the Fund’s policies and procedures, the Fund does not accommodate, nor does it have any arrangement to permit, frequent purchases and redemptions of Fund shares.

DISTRIBUTIONS AND TAXES

The Fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends.  The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.  The Fund normally pays dividends and capital gain distributions annually.  Any such dividends or distributions will be reinvested in the Fund unless you instruct otherwise.  There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions.

Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the Fund’s shareholders as ordinary income.  Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.

Distributions by the Fund of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.  For individuals who meet certain holding period requirements, a portion of the dividend may be eligible for a reduced tax rate on “qualified dividend income” received by the Fund.

Individuals, trusts and estates whose income exceeds certain threshold amounts will be subject to 3.8% Medicare Tax on “net investment income”.  Net investment income includes dividends paid by the Fund and capital gains from the sale or redemption of Fund shares.

A dividend or capital gains distribution declared by the Fund in October, November or December, but paid in January of the following year, will be considered to be paid on December 31st of the year it was declared.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.  The tax status of any distribution generally is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the Fund when the Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares may result in a capital gain or loss for tax purposes.  A capital gain or loss on your investment in the Fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

Fund dividends and distributions are taxable to most investors unless your investment is in an IRA or other tax-advantaged account.  Distributions on shares held in IRA accounts and other tax-qualified plans will not be currently taxable.  The tax status of your dividends and distributions will be detailed in your annual tax statement from the Fund.  Because everyone’s tax situation is unique, please consult your tax advisor before investing.

SALES LOADS

General.  Purchases of the Fund’s shares are subject to a front-end sales charge of up to 4.75% of the total purchase price; however, sales charges may be reduced for large purchases as indicated below.  Sales charges are not imposed on shares that are purchased with reinvested dividends or other distributions.  The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested.  The term “offering price” includes the front-end sales charge.

Sales Charge Schedule
Amount of Purchase	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Dealer Commission (as a percentage of offering price)
Less than $25,000	4.75%	4.50%
$25,000 but less than $100,000	4.50%	4.25%
$100,000 but less than $250,000	3.75%	3.50%
$250,000 but less than $500,000	3.00%	2.75%
$500,000 but less than $1,000,000	2.00%	2.00%
$1,000,000 or more	0.00%****	1.00%

**** No sales charge is payable at the time of purchase on the purchase on investments of $1 million or more.

The Fund’s front-end sales charges may not apply to Fund purchases by or through:

●

Employees of Philadelphia Investment Partners, LLC and its subsidiaries and members of the employees’ immediate families; and members of (and nominees to) the Board of Trustees.

●

Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with the Fund’s principal underwriter (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

●

Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with the Fund’s principal underwriter (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

●

Insurance company separate accounts.

●

Reinvestment of capital gain distributions and dividends.

Although the Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Fund and the Adviser do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

SHAREHOLDER SERVICE PLAN

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries and the Adviser for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets.  In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period presented.  Certain information reflects financial results for a single Fund share.  The total return shows how much your investment in the Fund would have increased (or decreased) during such period assuming that you reinvested all dividends and distributions, but not reflecting the front-end sales charge.  The information has been derived from information audited by BBD, LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report dated March 31, 2014, which is incorporated by reference into the Statement of Additional Information.  The Fund’s annual report is available upon request at no charge by calling (888) 686-2729.

Financial Highlights

Selected Per Share Data for a Share Outstanding Throughout the Period

	Year Ended	Year Ended	Period Ended	(a)
	3/31/2014	3/31/2013	3/31/2012

Net Asset Value, at Beginning of Period	$ 15.01	$ 15.58	$ 15.00

From Investment Operations:
Net Investment Loss *	(0.09)	(0.12)	(0.09)
Net Realized and Unrealized Gain on Investments	1.19	0.34	0.67
Total from Investment Operations	1.10	0.22	0.58

Distributions:
Realized Gains	(1.27)	(0.79)	-
Paid in Capital	(0.57)	-	-
Total from Distributions	(1.84)	(0.79)	-

Net Asset Value, at End of Period	$ 14.27	$ 15.01	$ 15.58

Total Return **	7.34%	1.59%	3.87%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 11,537	$ 8,808	$ 7,557
Before Waiver/Recapture:
Ratio of Expenses to Average Net Assets	4.52%	5.46%	6.80%	***
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short	3.04%	3.93%	5.71%	***
After Waiver/Recapture:
Ratio of Expenses to Average Net Assets	3.21%	3.49%	3.05%	***
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short	1.73%	1.96%	1.96%	***
Ratio of Net Investment Loss to Average Net Assets	(0.59)%	(0.78)%	(0.78)%	***
Portfolio Turnover	334.78%	91.43%	120.12%	(b)

(a) For the period June 8, 2011 (commenced operations) through March 31, 2012

(b) Not Annualized for periods less than one year.

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized for periods less than one year.

For the year ended March 31, 2014, the ratios of expenses to average net assets after waiver/recapture include reductions due to fees paid indirectly of 0.23%.  Absent these reductions, the Ratio of Expenses to Average Net Assets and the Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short were 3.44% and 1.96%, respectively.

PRIVACY NOTICE
FACTS		WHAT DOES PHILADELPHIA INVESTMENT PARTNERS NEW GENERATION FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

* Social Security number                                  * Purchase History

* Assets                                                             * Account Balances

* Retirement Assets                                           * Account Transactions

* Transaction History                                        * Wire Transfer Instructions

* Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Philadelphia Investment Partners New Generation Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Philadelphia Investment Partners New Generation Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?		Call (888) 686-2729

Who we are
Who is providing this notice?	Philadelphia Investment Partners New Generation Fund
What we do
How does Philadelphia Investment Partners New Generation Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Philadelphia Investment Partners New Generation Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

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Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Philadelphia Investment Partners New Generation Fund doesn’t share with our affiliates.
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FOR MORE INFORMATION

Philadelphia Investment Partners New Generation Fund

More information on this Fund is available free upon request, including the following:

Statement of Additional Information (SAI)

Provides more details about the Fund and its policies.  A current SAI is available at www.piplp.com and is on file with the Securities and Exchange Commission (the “SEC”).  The SAI is incorporated by reference (i.e., it is legally considered part of this prospectus).

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  The Fund’s annual report to shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last year and also lists portfolio holdings at the end of the fiscal year.

How to Obtain Documents

You may obtain free copies of the Fund’s annual and semi-annual reports, when available, and the SAI by calling 1 (888) 686-2729.  In the future, you will be able to obtain copies of the Fund’s shareholders reports and SAI at the following website address:  www.piplp.com.

You may also review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the SEC in Washington, D. C.  You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090.  You may obtain copies of reports and other information about the Fund for a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section.

(Investment Company Act File No. 811-22395)

PHILADELPHIA INVESTMENT PARTNERS NEW GENERATION FUND

Philadelphia Investment Partners New Generation Fund

Ticker:  PIPGX

1233 Haddonfield – Berlin Road, Suite #7
Voorhees, NJ 08043

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2014

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Philadelphia Investment Partners New Generation Fund (the “Fund”), dated July 31, 2014, as such Prospectus may be revised from time to time.  A copy of the Prospectus may be obtained at no charge by writing to the Fund at the address above, by calling toll-free 1 (888) 686-2729, or by visiting www.piplp.com.

The audited financial statements and the notes thereto included in the Fund’s most recent Annual Report to Shareholders for the fiscal year ended March 31, 2014 (the “Annual Report”), and the related report of BBD, LLP, the Fund’s independent registered public accounting firm, contained in the Annual Report are incorporated by reference in the section “Financial Statements.”  No other portions of the Annual Report are incorporated by reference.  Copies of the Fund’s Annual and Semi-Annual Reports to Shareholders are available upon request by calling toll-free 1 (888) 686-2729, by writing to the Fund at the address above, or by visiting www.piplp.com.

TABLE OF CONTENTS

Page

DESCRIPTION OF THE TRUST AND FUND

1

THE FUND’S INVESTMENT RESTRICTIONS

1

CLASSIFICATION OF THE FUND

3

THE FUND’S INVESTMENTS, RELATED RISKS, AND LIMITATIONS

3

MANAGEMENT OF THE TRUST AND FUND

20

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

26

MANAGEMENT ARRANGEMENTS

27

HOW TO BUY SHARES

32

SHAREHOLDER SERVICES PLAN

34

HOW TO REDEEM SHARES

35

SHAREHOLDER SERVICES

38

DETERMINATION OF NET ASSET VALUE

39

DIVIDENDS, DISTRIBUTIONS AND TAXES

41

PORTFOLIO TRANSACTIONS

45

SUMMARY OF PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

52

INFORMATION ABOUT THE TRUST AND FUND

53

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

54

FINANCIAL STATEMENTS

54

DESCRIPTION OF THE TRUST AND FUND

Philadelphia Investment Partners New Generation Fund is an open-end management investment company (the “Trust”) that currently offers shares of one diversified portfolio, also named Philadelphia Investment Partners New Generation Fund (the “Fund”).  The Trust was organized as a statutory trust under the laws of the State of Delaware by a Declaration of Trust dated July 22, 2010.  The Fund commenced investment operations on June 8, 2011.  The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value.

The investment objective of the Fund is long-term capital appreciation.  The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic and foreign companies.

The investment objectives, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval.  As with other mutual funds, there is no assurance that the Fund will achieve its investment objective.

Philadelphia Investment Partners, LLC serves as the Fund’s investment adviser (the “Investment Adviser”).

In organizing the Trust and its portfolios, the Board of Trustees has reserved the right, subject to the adoption of any future rules under the Investment Company Act of 1940, as amended (the “1940 Act”) and/or the receipt of an order from the U. S. Securities and Exchange Commission (the “SEC”), that would permit an investment adviser to any of the Trust’s investment portfolios (including the Investment Adviser to the Fund) to enter into portfolio management agreements with sub-investment advisers upon the approval of the Board of Trustees but without submitting such contracts for the approval of the shareholders of the relevant portfolio (a “Manager-of-Managers” structure).  The Trust’s initial shareholder has also approved this Manager-of-Managers arrangement; however, as of the date of this SAI, the 1940 Act rules have not been amended to permit this Manager-of-Managers structure without first receiving SEC exemptive relief, and the necessary exemptive relief required from the SEC has not yet been applied for or obtained.

THE FUND’S INVESTMENT RESTRICTIONS

Fundamental Investment Limitations

The following fundamental investment limitations have been adopted by the Fund.  The Fund may not change any of these fundamental investment limitations without the consent of:  (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less.  Except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not:

1.

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry or group of industries.

2.

Borrow money or issue senior securities except to the extent permitted by the 1940 Act, and its rules, regulations or interpretations thereof; except that, nothing in this fundamental investment limitation shall prohibit the Fund from engaging in options and futures transactions, or short sales in accordance with its investment objective and strategies.

3.

Make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities to the extent permitted by the 1940 Act and its rules, regulations or interpretations thereof.  For purposes of this fundamental investment limitation: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) collateral arrangements with respect to options, short sales, futures, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets, and provided that any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets.

4.

Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund’s investment program may be deemed an underwriting.

5.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

6.

Purchase or sell commodities, except in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectus or this SAI from time to time.

7.

Purchase with respect to 75% of the Fund’s total assets securities of any one issuer (other than, securities of other investment companies, and securities issued or guaranteed by the U. S. government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Except with respect to any fundament investment limitations that may apply to borrowings or senior securities issued by the Fund, or with respect to the Fund’s non-fundamental investment limitation with respect to illiquid securities described below under “Non-Fundamental Investment Limitations,” if a percentage restriction under one of the Fund’s fundamental or non-fundamental investment limitations is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such investment limitation.

Non-Fundamental Investment Limitations

The Fund has adopted the following additional non-fundamental investment restrictions.  These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law.

1.

The Fund will not hold more than 15% of the value of its net assets in illiquid investments, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).

2.

The Fund will not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets or where otherwise permitted by the 1940 Act.

3.

The Fund may not invest in companies for the purpose of exercising control or management.

CLASSIFICATION OF THE FUND

The Fund is “diversified,” as defined in the 1940 Act, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U. S. government, its agencies or instrumentalities).

THE FUND’S INVESTMENTS, RELATED RISKS, AND LIMITATIONS

The following information supplements and should be read in conjunction with the Prospectus concerning the Fund’s investments, related risks and limitations.  Except as otherwise indicated in the Prospectus or this SAI, the Fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.

Principal Investment Strategies – Certain Portfolio Securities

Common and Preferred Stocks.  Stocks represent shares of ownership in a company.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.  After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.  While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.

Convertible Securities.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

The Fund may invest in so-called “synthetic convertible securities,” which are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities.  For example, the Fund may purchase a non-convertible debt security and a warrant or option.  The “market value” of a synthetic convertible is the sum of the values of its fixed income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Foreign Securities.  The Fund may invest in “foreign securities.”  These securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities or supranational entities that the Investment Adviser determines to be of comparable quality to the other obligations in which the Fund may invest.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U. S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

ADRs.  The Fund may invest in American Depository Receipts (“ADRs”).  ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  Generally, ADRs in registered form are designed for use in the United States securities markets.

These securities may be purchased through “sponsored” or “unsponsored” facilities and may not necessarily be denominated in the same currency as their underlying securities.  The Fund will only invest in sponsored ADRs.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.

ADRs are traded in the United States on national securities exchanges or in the over-the-counter market.  Investment in securities of foreign issuers presents certain risks, including those resulting from adverse political and economic developments and the imposition of foreign governmental laws or restrictions.  See “Foreign Securities.”

Warrants.  A warrant is a form of equity security derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time.

Investment Companies.  The Fund may invest in securities issued by registered and unregistered investment companies, including exchange-traded funds (“ETFs”), to the extent such investments are consistent with the Fund’s investment objective and policies.  Under the 1940 Act, the Fund’s investment in securities of other investment companies, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.

ETF.  The Fund may invest in shares of ETFs, which typically are designed to provide investment results corresponding to a securities (or commodities) index.  These may include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq-100 Shares”) and iShares exchange-traded Fund (“iShares”), such as iShares Russell 2000 Growth Index Fund.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively.  The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.  ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index.  ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

ETFs are registered investment companies and subject to the investment restrictions discussed above under “Investment Companies.”

The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility.  Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund.  Moreover, the Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Money Market Instruments.  The Fund may purchase money market instruments, including when the Fund has cash reserves or in anticipation of taking a market position.  Money market instruments consist of high quality, short-term debt obligations, including U. S. government securities, bank obligations and commercial paper.  When the Investment Adviser determines that adverse market conditions exist, the Fund may adopt a temporary defensive position and invest some or all of its assets in money market instruments.

Bank Obligations.  Certificates of deposit are short-term negotiable obligations of commercial banks; time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.  Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation.  Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  As a result of governmental regulations, domestic branches of foreign banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulations designed to promote financial soundness.

Obligations of foreign banks or foreign branches of domestic banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulations.  Payment of interest and principal upon obligations of foreign banks and foreign branches of domestic banks may be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  Examples of such action would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium.  In addition, there may be less publicly available information about a branch of a foreign bank than about a domestic bank.

Commercial Paper.  Commercial paper instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days.  Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank.  Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.  The commercial paper purchased by the Fund will consist only of obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody’s, A-1 by S&P, or F1 by Fitch Ratings (“Fitch” and, together with Moody’s and S&P, the “Rating Agencies”); (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody’s, or AA- by S&P or by Fitch; or (c) if unrated, determined by the Investment Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

Illiquid Securities.  The Fund will not knowingly hold more than 15% of the value of its net assets in illiquid securities, including time deposits having maturities longer than seven days.  Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale).  The Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”).  The Fund also may purchase securities that are not registered under the 1933 Act, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act (“Rule 144A securities”).  Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Investment Adviser pursuant to guidelines established by the Board.  The Investment Adviser will consider availability of reliable price information and other relevant information in making such determinations.  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be pursuant to registration or an exemption therefrom.  Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  Rule 144A securities generally must be sold to other qualified institutional buyers.  If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holder.

Principal Investment Strategies – Investment Techniques

Long Positions and Short Sales.  The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) at most given times.  However, depending upon the perceived market conditions, the Fund will increase or decrease the net long exposure as it deems necessary.  When shorting securities, the proceeds from those short sales may be used to purchase additional long positions.  Generally speaking, under normal market conditions, the Fund’s long positions may range from 100% to 140% and its short positions may range from 0% to 40% of its assets.

When the Investment Adviser takes a long position in a security, it purchases the security outright.  The portfolio benefits from a long position when the security held long appreciates.  The Investment Adviser will take a long position when it has determined the security to be either undervalued or perceived to be an out-performer relative to the market.  When the Investment Adviser determines that the value of the long position is no longer valid, the Investment Adviser will either reduce or remove the position entirely from the portfolio.

When the Investment Adviser takes a short position in a security, it sells a security that it has borrowed.  The portfolio benefits from a short position when the security sold short declines in price.  The Investment Adviser will take a short position in a security when it has determined the security to be either overvalued or a perceived underperformer relative to the market.  When the Investment Adviser determines that the value of the short position is no longer valid, the Investment Adviser will remove the security from the portfolio.  In order to remove the short position from the portfolio the Investment Adviser must complete the short sale transaction.  The transaction is completed when the Investment Adviser returns the borrowed shares to the lender.  This is accomplished in the open market with the Investment Adviser buying back or “covering” equal amount of shares in same security.  With the proceeds from the positions sold short, the Investment Adviser will purchase an equal amount of additional long positions.  The combination of a leveraged long side and a smaller percentage of short positions will result in a portfolio being approximately net 100% long.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage.  This could result in increased volatility of returns.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position.  Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets.  The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract.  In such instances the Fund may not be able to substitute or sell the pledged collateral.  Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations.  This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.  Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price.  The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price.  Thus, there is a risk that the Fund may be unable to fully implement its investment strategy due to a lack of available stocks or for some other reason.  It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility.

Options.  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period.  A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period.  A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

Options on indices are similar to options on securities or currencies except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or currencies.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge.  Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.  However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value unless the option is closed out in an offsetting transaction.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.  Options that expire unexercised have no value and the Fund would experience losses to the extent of premiums paid for them.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The Fund may purchase and sell both exchange-traded and over-the-counter (“OTC”) options.  Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.  The Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market.

The Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and (iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the Fund’s net assets, taken at market value.  However, if an OTC option is sold by the Fund to a primary U. S. government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (the difference between the current market value of the underlying securities and the price at which the option can be exercised).  The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Generally, the OTC foreign currency options used by the Fund are European style options.  This means that the option is only exercisable immediately prior to its expiration.  This is in contrast to American style options, which are exercisable at any time prior to the expiration date of the option.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to affect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.  The Fund may write only covered call options on securities.  A call option is covered if the Fund owns the underlying security or a call option on the same security with a lower strike price, or otherwise covers the transaction by segregating permissible liquid assets.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or stock indices listed on national securities exchanges or traded in the OTC market.  An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

Non-Principal Investment Strategies – Investment Techniques

In addition to the principal investment strategies discussed in the Fund’s Prospectus, the Fund may utilize the investment techniques described below.  The Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed.

Borrowing Money.  The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  The Fund may borrow for leverage; however, borrowings by the Fund would generally only be for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities.  The Fund must maintain asset coverage of at least 300% of the amounts borrowed.  Borrowing would be from a bank.  The Fund may not purchase securities when outstanding borrowings exceed 5% of the Fund’s total assets.  Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding.  The Fund expects that some of its borrowings may be made on a secured basis.  In such situations, either the custodian will segregate the pledged assets for the benefit of the lender, or arrangements will be made with a suitable sub-custodian, which may include the lender.  If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s securities.  As a result, the Fund’s share price may be subject to greater fluctuation until the borrowing is paid off.  The Fund’s short sales and related borrowing are not subject to the restrictions outlined above.

Leverage.  Under the 1940 Act, the Fund may borrow an amount up to 33-1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings.  The Fund intends to engage in short sales, which are a form of leverage, as a principal investment strategy.  Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses.  If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the Fund’s return will be less than if leverage had not been used.  There is no assurance that a leveraging strategy will be successful.  Leverage involves risks and special considerations for the Fund including:

•

the likelihood of greater volatility of the Fund’s net asset value than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt will reduce the Fund’s return; and

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the Fund’s net asset value than if the Fund were not leveraged.

The Fund nevertheless may determine to continue to use leverage if the benefits to the Fund’s shareholders of maintaining the leveraged position are expected to outweigh the current reduced return.

Loans of Fund Portfolio Securities.  While the Fund may loan portfolio securities with an aggregate market value of up to 33-1/3% of the Fund’s total assets at any time, entering into securities loans is not a principal strategy of the Fund and the risks arising from lending portfolio securities are not principal risks of investing in the Fund.  The Fund may lend its portfolio securities, provided:  (1) the loan is secured continuously by collateral consisting of U. S. government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund’s portfolio securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund.  While the Fund may loan portfolio securities with an aggregate market value of up to 33-1/3% of the Fund’s total assets at any time, entering into securities loans is not a principal strategy of the Fund and the risks arising from lending portfolio securities are not principal risks of investing in the Fund.  Before the Fund enters into a loan, the Investment Adviser would consider all relevant facts and circumstances, including the creditworthiness of the borrower.  The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.  The Fund will not lend portfolio securities to borrowers affiliated with that Fund.

Repurchase Agreements.  The Fund may enter into repurchase agreements.  Repurchase agreements are not a principal strategy of the Fund and the risks arising from repurchase agreements are not principal risks of investing in the Fund.  A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest).  It is the Trusts’ present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U. S. government or its agencies or instrumentalities or other investment grade short-term debt obligations.  Repurchase agreements may also be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase.  The Investment Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.  In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

Forward Contracts.  A forward foreign currency exchange contract (“forward contract”) is a contract to purchase or sell a currency at a future date.  The two parties to the contract set the number of days and the price.  Forward contracts are used as a hedge against future movements in foreign exchange rates.  The Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U. S. dollars or other foreign currency.

Forward contracts may serve as long hedges – for example, the Fund may purchase a forward contract to lock in the U. S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire.  Forward contracts may also serve as short hedges – for example, the Fund may sell a forward contract to lock in the U. S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency.  The Investment Adviser may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which the Investment Adviser believes will bear a positive correlation to the value of the currency being hedged.

The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  When the Fund enters into a forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty.  Thus, there can be no assurance that the Fund will in fact be able to close out a forward contract at a favorable price prior to maturity.  In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward contract at any time prior to maturity.  In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established.  Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Futures:

General.  The Fund may invest in, or enter into, derivatives (“Derivative Instruments”) for a variety of reasons, including as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.  Derivative Instruments may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would.  The Fund may invest in options contracts (discussed above under “Principal Investment Strategies – Investment Techniques”), futures contracts, options on futures contracts and swap transactions.  A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.”  A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s portfolio.  Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire.  Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.  A long hedge is sometimes referred to as an anticipatory hedge.  In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns.  Rather, it relates to a security that the Fund intends to acquire.  If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire.  Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest.

Futures on Securities and Related Options   A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return.  By purchasing futures on securities — assuming a “long” position — the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price.  By selling futures on securities — assuming a “short” position — it will legally obligate itself to make the future delivery of the security against payment of the agreed price.  Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of the Fund’s Investment Adviser, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or the Trust’s standing pricing committee.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears in the Investment Adviser’s judgment economically advantageous for the Fund to do so.  A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainty with respect to the effective rate of return on portfolio securities.  The Fund may, for example, take a “short” position in the futures market by selling contracts for the future delivery of securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s portfolio securities.  When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures on securities.  This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets.  If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

The Fund may purchase and write put and call options on certain futures contracts, as they become available.  Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series.  There is no guarantee that such closing transactions can be affected.  The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits.  Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs.  However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities.  The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities.  In addition, the Fund’s ability to use Derivative Instruments may be limited by tax considerations.  See “Dividends, Distributions and Taxes.”

Neither the Trust nor the Fund will be a commodity pool.  The Trust has filed notice with the CFTC and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Trust nor the Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Special Risks.  The use of Derivative Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Derivative Instruments are described in the sections that follow.

1.

Successful use of most Derivative Instruments may depend on the ability of the Investment Adviser not only to forecast the direction of price fluctuations of the investment involved in the transaction, but also to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy will succeed.

2.

There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged.  For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded.  The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly.  The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

3.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements.  However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements.  For example, if the Fund entered into a short hedge because the Investment Adviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument.  Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.  In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

4.

As described below, in order to avoid the creation of a senior security, the Fund will be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options).  If the Fund was unable to close out its position in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

5.

The purchase and sale of Derivative Instruments could result in a loss if the counterparty to the transaction does not perform as expected, and may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

Cover for Derivative Instruments.  Some Derivative Instruments the Fund may use involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.  Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the Fund’s obligations relating to its transactions in Derivative Instruments.  For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to segregated accounts or as cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Future Developments.  The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts, swaps and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

Forward Commitment and When-Issued Securities and Delayed Delivery Transactions.  New issues of U. S. Treasury and other government securities are often offered on a forward commitment or when-issued basis.  This means that delivery and payment for the securities normally will take place in the future after the date the buyer commits to purchase them.  The payment obligation and the interest rate that will be received on securities purchased on a forward commitment or when-issued basis are each fixed at the time the buyer enters into the commitment.  The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  Permissible liquid assets having a market value equal to the amount of the above commitments will be segregated on the Fund’s records.  For the purpose of determining the adequacy of these securities the segregated securities will be valued at market.  If the market value of such securities declines, additional cash or securities will be segregated on the Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

When payment for forward commitment or when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of such forward commitment or when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).  The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

To secure advantageous prices or yields, the Fund may purchase or sell securities for delayed delivery.  In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction.  The purchase of securities on a delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date.  The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.  The Fund will segregate permissible liquid assets in an amount at least equal at all times to the amounts of its delayed delivery commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis and the securities held by the Fund are subject to changes in market value based upon the public’s perception of changes in the creditworthiness of the issuer and the level of interest rates.  Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise.  Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment, when-issued or delayed-delivery basis, there will be a greater possibility of fluctuation in the Fund’s net asset value.

Special Factors Affecting the Fund

Equity Securities.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of the Fund’s investments will result in changes in the value of its shares and thus the Fund’s total return to investors.

The prices of securities of small- and mid-capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

Foreign Securities.  Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U. S. dollar-denominated securities of domestic issuers.  Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U. S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  A decline in the exchange rate of the currency (i.e., weakening of the currency against the U. S. dollar) in which a portfolio security is quoted or denominated relative to the U. S. dollar would reduce the value of the portfolio security.  A change in the value of such foreign currency against the U. S. dollar also will result in a change in the amount of income the Fund has available for distribution.  Because a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U. S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations.  After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.  In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U. S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends.  Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic markets and foreign custodial costs are higher than domestic custodial costs.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U. S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, by investing in foreign securities the Fund will be subject to additional risks which include:  possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.  Foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund’s net asset value on days when investors have no access to the Fund.

MANAGEMENT OF THE TRUST AND FUND

Trustees of The Trust

Director Qualifications.  Generally, the Trust believes that each Trustee is competent to serve because of his or her individual overall merits including:  (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that collective experience of each Trustee makes them highly qualified.

Board Leadership Structure.  The Board of Trustees is comprised of four (4) Trustees, one (1) of whom is an interested Trustee and three (3) of whom are Independent Trustees (i.e., those who are not “interested persons” of the Fund, as defined under the 1940 Act.

The Fund’s portfolio manager, Peter C. Zeuli, is an interested Trustee and the Chairman of the Board of Trustees.  Mr. Zeuli is President and Founder of Philadelphia Investment Partners, LLC, the Fund’s investment adviser.  He founded the Investment Adviser in early 2000 with the goal of providing both individual and institutional investors value-added investment advice through the Investment Adviser’s proprietary asset allocation models.  Mr. Zeuli graduated from Villanova University with a degree in Economics.  He is a holder of the Chartered Financial Analyst designation.  He is Member of the CFA Institute and CFA Society of Philadelphia.

Salvatore M. Cutrona, Sr., serves as an Independent Trustee.  He is also a trustee of the Salvatore M. Cutrona Family Foundation (a private charitable trust supporting educational initiatives).  He is also the President of Ledgerock Capital Partners, Inc. (an investment and real estate management firm).  He was a Managing Partner in the financial services business process outsourcing practice at Accenture, LTD from 1970 to 2003.  Mr. Cutrona received a Doctor of Law Degree (Honoris Causa) and a degree in accounting from Albright College.

Ronald H. Shear, serves as an Independent Trustee.  Mr. Shear has served as the Chairman of G-2 Trading, LLC since September 2009.  Mr. Shear is also an Affiliate of Campo Investment Partners, L.P. (a hedge fund).  He is the founder of Carlin Financial Group where he worked from 1991 to 2007.  He was a member of the American Stock Exchange and equity index trader from 1976 to 1991.  Mr. Shear is a graduate of Rutgers University with a degree in economics.

John D. Zook, serves as an Independent Trustee.  He is Founder and Managing Director at Zook Dinon, PA, where he has worked since 1979.  Mr. Zook is also a full-time faculty member in the accounting department at Lasalle University.  He was formerly a member of the audit staff of PricewaterhouseCoopers LLP (then known as Coopers & Lybrand, LLP) in the utilities and hospitals practice.  Mr. Zook holds a Masters in Business Administration from Drexel University and a degree in mathematics from St. Joseph’s University.

The Trust does not have a “lead independent Trustee.”  Under the Fund’s by-laws and governance guidelines, the Chair is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Fund believes it best to have a single leader who is seen by shareholders, business partners, and other stakeholders as providing strong leadership.  The Fund believes that its Chair together with its Committee structure and the full Board of Trustees, provide effective leadership that is in the best interests of the Fund and each shareholder.

The Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations, are shown below.  Unless otherwise stated, the address of each Trustee is c/o Philadelphia Investment Partners, LLC, 1233 Haddonfield – Berlin Road, Suite #7, Voorhees, NJ 08043.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]
Interested Trustees:
Peter C. Zeuli 1968	Chairman of the Board, Trustee, President and Chief Financial Officer	2010	President and Founder of the Investment Adviser, 2000 to Present.	1	None
Independent Trustees:
Salvatore M. Cutrona, Sr. 1951	Trustee	2010	President, Salvatore M. Cutrona Family Foundation, Inc. (a private charitable trust supporting educational initiatives), 2003 to present; President, Ledgerock Capital Partners, Inc. (investment and real estate management); Retired Partner, Accenture PLC, (a global management consulting firm), 1973 to 2003.	1	None
Ronald H. Shear 1943	Trustee	2010	Chairman, G-2 Trading, LLC (a registered broker-dealer), September 2009 to Present; prior thereto, Affiliate, Campo Investment Partners, L.P. (a hedge fund), July 2007 to Present; Independent Trader, January 2007 to July 2007; Founder, Carlin Financial Group (a registered broker-dealer), 1991 to 2007.	1	None
John D. Zook 1949	Trustee	2010	Founder and Managing Director, Zook Dinon, PA (certified public accountants), 1979 to Present; Faculty Member, Accounting Department, LaSalle University, 1979 to Present.	1	None

1

Board members are elected to serve for an indefinite term.  Each Trustee holds office until the next annual meeting of shareholders at which Trustees are elected following his or her election or appointment, and until his or her successor has been elected and qualified.

2

Currently, there is only one portfolio and no fund complex.

3

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

Officers of the Trust who are not Trustees:
Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years
Joseph B. Duncan 1981	Vice President and Secretary	One Year Term of Office; Since September 2012

Director and Portfolio Manager of the Investment Adviser, October 2009 to Present; registered representative, Rafferty Capital Markets, LLC (a registered broker-dealer and the Trust’s principal underwriter), April 2010 to Present; prior thereto, Financial Advisor and Partner at Merrill Lynch, Pierce, Fenner & Smith Incorporated, April 2004 to October 2009.

David W. Kuhr 1961	Chief Compliance Officer [1]	Indefinite Term of Office; Since October 2012

President of Green Bar Consulting, Inc., 2011 to Present; prior thereto, Chief Compliance Officer of Ancora Advisors LLC, 2003 to 2011; Director of Compliance of Ancora Securities, Inc., 2003 to 2011; Director of Compliance of Ancora Capital Inc., 2003 to 2010; Director of Compliance of The Ancora Group, 2010 to 2011.

1.

Mr. Kuhr does not receive any direct compensation from the Trust for his role as Chief Compliance Officer; however, Green Bar Consulting, Inc., of which Mr. Kuhr is the owner, does receive fees for providing compliance services to the Fund.

The Trust has standing audit, nominating and pricing committees, each as described below.

The function of the audit committee is (i) to oversee the Trust’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Trust’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance.  The members of the audit committee are all of the Independent Trustees.  The audit committee met one time during the fiscal year ended March 31, 2014.

The Trust’s nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  The nominating committee also handles all Board compensation issues and the Board’s annual self-assessment.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and their respective shareholders.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, c/o Philadelphia Investment Partners, LLC, 1233 Haddonfield – Berlin Road, Suite #7, Voorhees, NJ 08043, which includes information regarding the recommended nominee as specified in the nominating committee charter.  The members of the nominating committee are all of the Independent Trustees.  The nominating committee did not meet during the fiscal year ended March 31, 2014.

The Trust also has, with respect to the Fund, a standing pricing committee comprised of Messrs. Zeuli and Shear.  The function of the pricing committee is to assist in valuing the investments of the Fund, as necessary.  The pricing committee did not meet during the fiscal year ended March 31, 2014.

Trustee Compensation

The Trust will not pay its Board members an annual retainer but will be pay them a fee of $300 per meeting attended and reimburse them for their travel and incidental expenses incurred by them in connection with their attendance at Board meetings.

The information in the chart below reflects the compensation paid to each Trustee during the fiscal year ended March 31, 2014.

Name of Person, Position	Aggregate Compensation From Fund[1]	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees[1]
Peter C. Zeuli, Trustee	None	None	None	None
Salvatore M. Cutrona, Sr., Trustee	$1,200	None	None	$1,200
Ronald H. Shear, Trustee	$1,200	None	None	$1,200
Eric J. Weinberg, Trustee*	$1,200	None	None	$1,200
John D. Zook, Trustee	$1,200	None	None	$1,200

*Mr. Weinberg resigned from his duties as Trustee effective June 17, 2014.

Trustee Ownership of Fund Shares

The following table shows the dollar range of equity securities beneficially owned in the Fund by each Trustee as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Trustee
Peter C. Zeuli	Over $100,000	Over $100,000
Salvatore M. Cutrona, Sr.	None	None
Ronald H. Shear	Over $100,000	Over $100,000
Eric J. Weinberg*	None	None
John D. Zook	$10,000 - $50,000	$1 - $10,000

*Mr. Weinberg resigned from his duties as Trustee effective June 17, 2014.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As defined in the 1940 Act, control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to, among other determinants, their beneficial ownership of 25% or more of the outstanding voting securities of the Fund.  As of July 18, 2014, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA  94105, owned, in omnibus accounts for its customers, 99.50% of the outstanding voting shares of the Fund and may be deemed to control the Fund.  To the Fund’s knowledge, no underlying shareholder at Charles Schwab & Co., Inc. is a control person of the Fund.

As of July 18, 2014, the Trustees and officers as a group owned beneficially approximately 3.84% of the outstanding shares of the Fund.

MANAGEMENT ARRANGEMENTS

Investment Adviser.  Philadelphia Investment Partners, LLC acts as investment adviser (the “Investment Adviser”) to the Fund.  Formed in 2000, Philadelphia Investment Partners, LLC is a New Jersey limited liability company and a Securities and Exchange Commission Registered Investment Adviser.  Investment decisions with respect to the Fund are made by the portfolio managers, Peter C. Zeuli, CFA and Joseph B. Duncan.

Pursuant to an Investment Advisory Agreement with the Trust (the “Investment Advisory Agreement”), the Investment Adviser provides investment management services to the Fund, including the day-to-day management of the Fund’s investments.  The Investment Advisory Agreement is subject to annual approval by (i) the Trust’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Investment Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Trust may terminate the Investment Advisory Agreement with respect to the Fund upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the respective Fund’s outstanding voting securities on not less than 30 days nor more than 60 days written notice to the Investment Adviser.  The Investment Adviser may terminate the Investment Advisory Agreement upon 90 days’ written notice to the Trust.  The Investment Advisory Agreement will terminate immediately and automatically upon its assignment.

The Trust and the Investment Adviser each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics subjects the personal securities transactions of the Investment Adviser’s employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Investment Adviser.  In that regard, portfolio managers and other investment personnel of the Investment Adviser must pre-clear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics.  Portfolio managers and other investment personnel who comply with the pre-clearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

The Investment Adviser is responsible for the management of the Fund’s day-to-day operations.  For its services, the Fund will pay the Investment Adviser an investment advisory fee, computed daily and payable monthly (in arrears) at an annual rate of 1.49% of the average daily net assets held in the Fund.  The aggregate of the fees paid to the Investment Adviser by the Fund is not subject to reduction as the value of the Fund’s net assets increases.

In the interest of limiting Fund expenses, the Investment Adviser has entered into a contractual expense limitation agreement with the Trust.  Pursuant to the expense limitation agreement, the Investment Adviser has agreed reduce its fees and/or reimburse expenses in order to limit the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, acquired fund fees and expenses, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.96% of the Fund’s average net assets.  To the extent that the Fund incurs any excluded expenses (e.g., Acquired Fund Fees and Expenses, Dividend Expense on Securities Sold Short and Interest Expense on Borrowings), the Total Annual Fund Operating Expenses After Fee Reduction and Expense Reimbursement will exceed 1.96%.  This expense limitation agreement will have a term ending October 1, 2015.  To the extent that the Investment Adviser reduces its fees and/or reimburses expenses to satisfy the expense limitation, it may seek repayment of a portion or all of such amounts at any time within three years after such amounts were reduced or reimbursed, subject to the 1.96% expense cap.  Any such recoupment by the Investment Adviser is subject to approval by the Trust’s Board of Trustees.  This expense limitation agreement may be terminated prior to October 1, 2015 only with the consent of the Trust’s Board of Trustees.

The table below provides information on the investment advisory fees received and Fund expenses waived and/or reimbursed for the fiscal period June 8, 2011 (commencement of operations) through March 31, 2012 and for the fiscal years ended March 31, 2013 and March 31, 2014.

	June 8, 2011 through March 31, 2012		Year Ended March 31, 2013	Year Ended March 31, 2014
Fund	Investment Advisory Fees Received	Investment Advisory Fees Reduced and/or Expenses Reimbursed	Investment Advisory Fees Received	Investment Advisory Fees Reduced and/or Expenses Reimbursed	Investment Advisory Fees Received – After Expenses Reimbursed	Investment Advisory Fees Reduced and/or Expenses Reimbursed
Philadelphia Investment Partners New Generation Fund	$0	$131,463[1]	$0	$148,967[2]	$42,302	$110,625[3]

1.

As of March 31, 2012, the Investment Adviser owed the Fund $20,975 in connection with its expense reimbursement commitment.

2.

As of March 31, 2013, the Investment Adviser owed the Fund $71,707 in connection with its expense reimbursement commitment.

3. As of March 31, 2014, the Investment Adviser owed the Fund $26,349 in connection with its expense reimbursement commitment.

Portfolio Management.  The Investment Adviser manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trust’s Board.  The Investment Adviser is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trust’s Board to execute purchases and sales of securities.  At the present time, the Fund’s portfolio managers are Peter Zeuli and Joseph Duncan.

Portfolio Manager Compensation.  The Fund’s portfolio managers are compensated by the Investment Adviser and not by the Fund.  Compensation generally consists of base salary and a bonus.  In addition, a portfolio manager is eligible for the standard retirement benefits and health and welfare benefits available to all of the Investment Adviser’s employees.  Joseph Duncan is also a registered representative with Rafferty Capital Markets, LLC, the Trust’s principal underwriter, and is eligible to receive commissions based upon the sales of Fund shares.  Peter Zeuli is the principal owner of the Investment Adviser.  For his services, Mr. Zeuli does not currently receive any fixed annual salary or bonus.  As the principal owner of the Investment Adviser, Mr. Zeuli is entitled to receive distributions from the Investment Adviser’s net profits.  Messrs. Duncan and Zeuli do not receive compensation that is based upon the Fund’s or any private account’s pre- or after-tax performance, or the value of the assets held by such entities.  Neither Mr. Zeuli nor Mr. Duncan receives any special or additional compensation from the Investment Adviser for their services as portfolio managers to the Fund.

Additional Information about Portfolio Managers.  The following table lists the number and types of other accounts advised by the Fund’s primary portfolio managers and assets under management in those accounts as of December 31, 2013:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Peter Zeuli	1	$11,080,000	0	$0	151	$96,170,000
Joseph Duncan	1	$11,080,000	0	$0	151	$96,170,000

The portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension fund, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Ownership of Securities.  The following table sets forth the dollar range of equity securities beneficially owned by the Fund’s portfolio managers, Peter C. Zeuli and Joseph B. Duncan, as of December 31, 2013.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Peter C. Zeuli	$100,001 - $500,000
Joseph B. Duncan	$1 - $10,000

Conflicts of Interest

Potential conflicts of interest may arise because of the Investment Adviser’s management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Investment Adviser’s overall allocation of securities in that offering, or to increase the Investment Adviser’s ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, the portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that the portfolio managers are managing on behalf of the Investment Adviser.  The Investment Adviser periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, the Investment Adviser could be viewed as having a conflict of interest to the extent that the Investment Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Investment Adviser and an affiliate entity and such portfolio managers also manage Other Accounts.

The goal of the Investment Adviser is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  The Investment Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Investment Adviser monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics.

For buy or sell transactions considered simultaneously for the Fund and other accounts, orders may be placed at the same time.  The portfolio managers uses their best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions.  The portfolio managers generally allocate trades on the basis of assets under management so that the securities positions represent equal exposure as a percentage of total assets of each client.

Underwriter.  Rafferty Capital Markets, LLC (“Rafferty”) will serve as the Fund’s primary underwriter and distributor of the shares and will distribute shares of the Fund on a continuous basis.  Rafferty is located at 59 Hilton Avenue, Garden City, NY 11530.  For its services as the principal underwriter to the Trust, Rafferty is entitled to be paid an annual fixed fee of $11,000, and to retain the portion of the underwriting concession that is not re-allowed to selling brokers.  Rafferty may receive brokerage commissions for the sale of Fund shares.  Rafferty may also receive out-of-pocket expenses and fees for tasks such as advertising review and supervising Fund personnel who may be registered persons.  Currently, one Fund officer, Joseph B. Duncan, is also a registered person with Rafferty.

The Fund does not have any distribution (i.e., Rule 12b-1) plan.  The Investment Adviser may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services.  Such payments are separate from any shareholder services fees and other expenses paid by the Fund to those intermediaries.  Because those payments are not made by shareholders or the Fund, the Fund’s total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Investment Adviser’s own resources to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as “revenue sharing.”  From time to time, the Investment Adviser also may provide cash or non-cash compensation to Service Agents in the form of:  occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips, educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Fund to investors.  Investors will need to contact their particular Service Agent for details about any payments it may receive in connection with the sale of shares of the Fund or the provision of services to the Fund.

Custodian.  Union Bank, 350 California Street, San Francisco, CA  94104, acts as custodian for the investments of the Fund.  Under a custody agreement with the Trust, the custodian holds the Fund’s portfolio securities and keep all necessary accounts and records.  For its custody services, the custodian receives a monthly fee based on the market value of the Fund’s assets held in custody and receives certain securities transaction charges.

Transfer and Dividend Disbursing Agent, Fund Accounting and Administrative Services.    Mutual Shareholder Services, LLC (the “Transfer Agent”) is the Fund’s transfer and dividend disbursing agent.  The Transfer Agent’s address is 800 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.  Under a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the Trust, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives from the Fund a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed by the Fund for certain out-of-pocket expenses. MSS receives an annual fee from the Advisor of $11.50 per shareholder (subject to a minimum monthly fee of $775.00 per Fund) for these transfer agency services.

Mutual Shareholder Services, LLC also provides certain fund accounting services, such as calculating the Fund’s net asset value and assisting in the preparation of the Fund’s Annual and Semi-Annual Reports to Shareholders.  In addition, Mutual Shareholder Services, LLC also provides certain administrative and compliance services to the Fund. For its services as fund accountant, MSS receives an annual fee from the Advisor based on the average value of the Fund’s assets. These fees are: from $0 to $25 million in assets, the annual fee is $22,200; from $25 million to $50 million in assets, the annual fee is $31,700; from $50 million to $75 million in assets, the annual fee is $37,450; from $75 million to $100 million in assets, the annual fee is $43,200; from $100 million to $125 million in assets, the annual fee is $48,950; from $125 million to $150 million in assets, the annual fee is $54,700; from $150 million to $200 million in assets, the annual fee is $60,450; from $200 million to $300 million in assets, the annual fee is $60,450 plus .01% on assets greater than $200 million; and for assets at or above $300 million, the annual fee is $70,450 plus .005% on assets greater than $300 million.

For the fiscal years ended March 31, 2012, March 31, 2013, and March 31, 2014, MSS received $10,825, $23,910, and $29,805 respectively, from the Fund or the Advisor for these fund accounting, administrative, and transfer agent services.

Expenses.  The Investment Adviser bears all expenses in connection with the performance of its services under the Investment Advisory Agreement.  All other expenses to be incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Investment Adviser.

HOW TO BUY SHARES

General.  The Trust reserves the right to reject any purchase order.  The Trust generally expects to inform any persons that their purchase has been rejected within one business day.  The rejected purchase will be promptly returned.  The Fund will not establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001.  Foreign financial institutions include:  foreign banks (including foreign branches of U. S. depository institutions); foreign offices of U. S. securities broker-dealers, futures commission merchants, and mutual Fund; non-U. S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual Fund; and non-U. S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Trust will not accept cash, travelers’ checks, or money orders as payment for shares.

You will pay a sales charge of up to 4.75% to invest in shares of the Fund.  Your price for Fund shares is the Fund’s net asset value (“NAV”), which is calculated once daily as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time), on days the NYSE is open for regular business, plus any applicable front end sales charge.  The NAV will not be calculated on days when the NYSE is closed for trading.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.  Your order will be priced at the next NAV calculated after your order (complete with all relevant information specified) is received by the Fund’s transfer agent or other authorized entity.

Sales Charge Schedule
Amount of Purchase	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Dealer Commission (as a percentage of offering price)
Less than $25,000	4.75%	4.50%
$25,000 but less than $100,000	4.50%	4.25%
$100,000 but less than $250,000	3.75%	3.50%
$250,000 but less than $500,000	3.00%	2.75%
$500,000 but less than $1,000,000	2.00%	2.00%
$1,000,000 or more	0.00%	1.00%

Initial investments in Individual Accounts must be accompanied by an Account Application.  For Individual Accounts, the minimum initial investment is $2,500 for non-qualified accounts and $1,000 for IRA accounts and the minimum for subsequent investments is $100.

To make subsequent investments to an IRA or other retirement account, investors must fill out a completed fund application and include their account number on the check, indicating the year the contribution is for.  Subsequent investments to an IRA or other retirement account may also be made by wire by your bank and by electronic check.  Your bank must send your investment to Mutual Shareholder Services, LLC, please dial 1 (888) 686-2729 for wire instructions.

The entity acting as custodian for Keogh Plans, IRAs and other retirement plans, including Qualified Employee Benefit Plans, may charge a fee, the payment of which could result in the liquidation of shares.  All fees charged are described in the appropriate form.  You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

Persons who hold Fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator to purchase, sell (redeem) and exchange Fund shares and to determine the shareholder services available to them with respect to their Fund shares.  The policies, fees and shareholder services applicable to these accounts may differ from those described in this SAI, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Clients of the investment advisory firms that purchase Fund shares on behalf of their high net worth or related clients may not maintain accounts directly with the Fund and should contact their financial advisor directly for information concerning purchasing, selling (redeeming) and exchanging Fund shares.  The investment advisory firms may impose policies, limitations (including with respect to buying, selling and exchanging Fund shares) and fees on their clients that are different from those described in this SAI.

The shares of the Fund are sold on a continuous basis at NAV next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund.

If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of regular trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on a business day, shares of the Fund will be purchased at the NAV determined as of the close of regular trading on the floor of the NYSE on that day.  Otherwise, Fund shares will be purchased at the NAV determined as of the close of regular trading on the floor of the NYSE on the next business day.

TeleTransfer Privilege.  Holders of Individual Accounts may purchase Fund shares by telephone or online through the TeleTransfer Privilege if they have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and the holder’s Fund account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

TeleTransfer purchase orders may be made at any time.  If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the share price determined on that day.  If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the share price determined on the next bank business day following such purchase order.  To qualify to use the TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed.

SHAREHOLDER SERVICES PLAN

Shareholder Services Plan.  The Fund has adopted a Shareholder Services Plan.  Under the Shareholder Services Plan, the Fund pays third party intermediaries for the provision of certain services to holders of shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to the shares.  The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts.  The Shareholder Services Plan allows the Fund to make payments to compensate Service Agents in respect of these services.

The Shareholder Services Plan is not adopted pursuant to the Rule 12b-1 under the 1940 Act, and the fee under the Shareholder Services Plan is intended to be a “service fee” as defined under the Conduct Rules of the Financial Industry Regulatory Authority.

Shareholder Services Plan - General.  The Trustees of the Trust believe that there is a reasonable likelihood that the Shareholder Services Plan will benefit the Fund and the holders of its shares.

A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, will be made to the Trustees for their review.  The Shareholder Services Plan provides that material amendments must be approved by the Board and by the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Shareholder Services Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Plan.  The Shareholder Services Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Investor shares.

Potential investors should read this SAI in light of the terms governing Selling Agreements (“Agreements”) with their Service Agents.  The fees payable under the Shareholder Services Plan described above are payable without regard to actual expenses incurred.  The Fund and Rafferty may suspend or reduce payments under the Shareholder Services Plan at any time, and payments are subject to the continuation of the Plan described above.  From time to time, the Service Agents, Rafferty and the Fund may voluntarily agree to reduce the maximum fees payable under the Shareholder Services Plan.

HOW TO REDEEM SHARES

General.  Other than a redemption fee on sales of Fund shares that are held fewer than 60 days, the Fund imposes no charges when shares are redeemed.  Service Agents may charge their clients a fee for effecting redemptions of Fund shares.  The value of the shares redeemed may be more or less than their original cost, depending upon the Fund’s then-current NAV per share.

The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased the Fund’s shares by check, by TeleTransfer or through Automatic Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares.  In addition, the Fund will reject requests to redeem shares by wire or telephone, online or pursuant to the TeleTransfer Privilege for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the TeleTransfer purchase or the Automatic Asset Builder order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Procedures.  Holders of Individual Accounts may redeem the Fund’s shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable “No” box on the Account Application.  The Telephone Redemption Privilege may be established for an existing Individual Account by a signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1 (888) 686-2729.  Holders of Individual Accounts also may redeem shares through the Wire Redemption Privilege or the TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholders Services Form with the Transfer Agent.  Holders of IRA and other retirement accounts may redeem the Fund’s shares by writing a letter of instruction, which must include the shareholder’s account number and Fund name, the dollar amount to sell, how and where to send the proceeds, whether the distribution is qualified or premature, and whether the 10% TEFRA should be withheld.  A signature-guarantee is required.  To obtain information with respect to signature-guarantees, call 1 (888) 686-2729.  To request instructions to establish the Automatic Withdrawal Plan for a Keogh, IRA or other retirement account, call 1 (888) 686-2729.  If you are a Selected Dealer, you may redeem shares through the Selected Dealer.  Other redemption procedures may be in effect for clients of certain Service Agents and institutions.  The Fund reserve the right to refuse any request made by telephone or online, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests.  The Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders.  No such fee currently is contemplated.  Shares held under Keogh Plans, IRAs, or other retirement plans are not eligible for the Wire Redemption, Telephone Redemption or TeleTransfer Privileges.

The Telephone Redemption Privilege and TeleTransfer Privilege authorizes the Transfer Agent to act on telephone or online instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.  Neither the Fund nor the Transfer Agent will be liable for following telephone or online instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of the Fund’s shares.  In such cases, you should consider using the other redemption procedures described herein.  Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.  During the delay, the Fund’s NAV may fluctuate.

Wire Redemption Privilege.  Holders of Individual Accounts may redeem Fund shares by wire.  By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form.  Redemption proceeds (minimum $1,000 and maximum $150,000 per day; $500,000 for joint accounts every 30 days) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the Fund to your bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent.  This request must be signed by each shareholder, with each signature guaranteed as described below under “Signatures.”

TeleTransfer Privilege.  Holders of Individual Accounts may request by telephone or online that redemption proceeds be transferred between their Fund account and their bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  Holders of jointly registered Individual Accounts or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period.  You should be aware that if you have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be affected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  See “How to Buy Shares – TeleTransfer Privilege.”

Signatures.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program.  Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, call 1-800-645-6561.

Suspension of Redemptions.  The right to redeem Fund shares may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Fund ordinarily utilizes is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (c) for such other periods as the SEC, by order, may permit to protect the Fund’s shareholders.

SHAREHOLDER SERVICES

General

Automatic Investment Plan (Individual Accounts only).  Automatic Investment Plan permits the holder of an Individual Account to purchase (minimum of $100 and maximum of $150,000 per transaction) the Fund’s shares at regular intervals selected by investors.  The Fund’s shares are purchased by transferring Fund from the bank account designated by investors.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  To establish an Automatic Investment Plan account, you must file an authorization form with the Transfer Agent.  You may obtain the necessary authorization form by calling 1 (888) 686-2729, and the notification will be effective three business days following receipt.  The Fund may modify or terminate this Privilege at any time or charge a service fee.  No such fee currently is contemplated.

Automatic Withdrawal Plan (Individual Accounts only).  The Automatic Withdrawal Plan permits the holder of an Individual Account with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis.  Withdrawal payments are the proceeds from sales of the Fund’s shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and other distributions, the investor’s shares will be reduced and eventually may be depleted.  An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1 (888) 686-2729.  Automatic Withdrawal may be terminated at any time by the investor, the Trust or the Transfer Agent.

Particular tax-exempt retirement plans may permit certain participants to establish an automatic withdrawal plan from such retirement plans.  Participants should consult their retirement plan sponsor and tax adviser for details.  Such a withdrawal plan is different from the Automatic Withdrawal Plan.

Dividend Options (Individual Accounts only).  Dividend ACH permits holders of Individual Accounts to transfer electronically dividends or dividends and other distributions, if any, from the Fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.

For more information concerning these Privileges, or to request a Dividend Options Form, call toll free 1 (888) 686-2729.  You may cancel these Privileges by mailing written notification to the Transfer Agent at 800 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.  Enrollment in or cancellation of these Privileges is effective three business days following receipt.  These Privileges are available only for Individual Accounts and may not be used to open new accounts.  Minimum subsequent investments do not apply for Dividend Sweep.  The Trust may modify or terminate these Privileges at any time or charge a service fee.  No such fee currently is contemplated.

Government Direct Deposit Privilege (Individual Accounts only).  Government Direct Deposit Privilege enables holders of Individual Accounts to purchase (minimum of $100 and maximum of $50,000 per transaction) the Fund’s shares by having Federal salary, Social Security or certain veterans’, military or other payments from the Federal government automatically deposited into your Fund account.  You should consider whether Direct Deposit of your entire payment into the Fund with fluctuating NAV, such as the Fund, may be appropriate for you.  To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege.  You may obtain the appropriate form by calling 1 (888) 686-2729.  Death or legal incapacity will terminate your participation in this Privilege.  You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.  Further, the Fund may terminate your participation upon 30 days’ notice to you.

Payroll Savings Plan (Individual Accounts only).  Payroll Savings Plan permits holders of Individual Accounts to purchase (minimum $100 per transaction) the Fund’s shares automatically on a regular basis.  Depending upon your employer’s direct deposit program, you may have part or all of your paycheck transferred to your existing Fund account electronically through the ACH system at each pay period.  To establish a Payroll Savings Plan account, you must file an authorization form with your employer’s payroll department.  Your employer must complete the reverse side of the form and return it to the Transfer Agent at 800 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.  You may obtain the necessary authorization form by calling 1 (888) 686-2729.  You may change the amount of purchase or cancel the authorization only by written notification to your employer.  It is the sole responsibility of your employer, not Rafferty, the Fund, the Transfer Agent, the Investment Adviser or any other person, to arrange for transactions under the Payroll Savings Plan.  The Trust may modify or terminate this Privilege at any time or charge a service fee.  No such fee currently is contemplated.

DETERMINATION OF NET ASSET VALUE

Valuation of Portfolio Securities.  The Fund’s securities are valued at current market prices.  Investments in securities traded on a principal exchange (U. S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and ask price on the valuation date.  Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost..  Securities for which market values are not readily available, or for which the Investment Adviser believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, or when there is a particular event that may affect the value of a security), are valued by the Investment Adviser at their fair values pursuant to guidelines established by the Board of Trustees, and under the ultimate oversight of the Board of Trustees.

Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining NAV.

Any assets or liabilities initially expressed in terms of foreign currency will be translated into U. S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Investment Adviser.  Forward currency contracts will be valued at the current cost of offsetting the contract.  If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place contemporaneously with the determination of prices of certain of the Fund’s portfolio securities.

Securities or assets for which recent market quotations or, as to equity securities, official closing prices are not readily available or are determined by the Trust not to reflect accurately fair value (such as when the value of an equity security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market but before the Trust calculates the Fund’s NAV) and that is determined by the Trust to have changed the value of the security), or are not valued by the independent pricing service (the “Service”), are valued at fair value as determined in good faith based on procedures approved by the Trust’s Board.  Fair value of the Fund’s investments may be determined by the Trust’s Board or its standing pricing committee using such information as it deems appropriate under the circumstances.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers.  Fair value of the Fund’s foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on fair value procedures may differ from the security’s most recent price (or official closing price with respect to an equity security), and from the prices used by other mutual funds to calculate their net asset values.  Foreign equity securities held by the Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund investors have no access to the Fund.  Restricted securities which are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at such market value less the same percentage discount at which the restricted securities were purchased.  This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities.  Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost.  Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

New York Stock Exchange Closings.  The holidays (as observed) on which the NYSE is currently scheduled to be closed are:  New Year’s Day, Dr. Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Distributions

The Fund pays dividends annually.  The Fund distributes any net capital gains it has realized once a year.

The Fund will make distributions from net realized capital gains only if all its capital loss carryovers, if any, have been utilized or have expired.  All expenses are accrued daily and deducted before the declaration of dividends to investors.  Generally, shares purchased on a day on which the Fund calculates its NAV will begin to accrue dividends on that day, and redemption orders affected on any particular day will receive dividends declared only through the business day prior to the day of redemption.

Holders of Individual Accounts may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV or to reinvest both dividends and other distributions in additional Fund shares at NAV.  For Individual Accounts, dividends and other distributions will be reinvested in Fund shares unless the shareholder instructs the Fund otherwise.

If you elect to receive dividends and other distributions in cash, and your distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest that distribution and all future distributions payable to you in additional Fund shares at NAV.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or other distribution paid shortly after an investor’s purchase of shares may have the effect of reducing the NAV of the shares below the cost of his or her investment.  Such a dividend or other distribution would be a return of capital in an economic sense, although taxable (to the extent not tax-exempt) as stated under “Dividends, Distributions and Taxes” in the Prospectus.

Taxes

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.  Potential investors should consult their tax advisors with specific reference to their own tax situation.

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Income Requirement”); (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year (the “Distribution Requirement”); and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

Provided that the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distributions” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year, plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.  Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

Dividends eligible for designation under the dividends received deduction and paid by the Fund will qualify in part for the 70% dividends received deduction for corporations; provided, that, the Fund shares have been held for at least 45 days.  However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

For individuals who meet certain holding period requirements, a portion of the dividend may be eligible for a reduced tax rate on “qualified dividend income” received by the Fund.

The Fund will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains, the portion of its dividends that may be treated as “qualified dividend income”, and the portion of its dividends which may qualify for the 70% dividends received deduction.

The Fund must withhold and remit to the U. S. Treasury 28% of taxable dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual or certain other non-corporate shareholder if the shareholder fails to certify that the “TIN” furnished to the Fund is correct (“backup withholding”).  Backup withholding at that rate also is required from the Fund’s dividends and capital gain distributions payable to such a shareholder if (1) the shareholder fails to certify that he or she has not received notice from the Internal Revenue Service (“IRS”) that the shareholder is subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder’s TIN is incorrect or the shareholder has failed to properly report such income.  A TIN is either the Social Security number, IRS individual taxpayer identification number or employer identification number of the record owner of the account.  Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on the record owner’s Federal income tax return.

Tax Consequences of Certain Investments.  Dividends and interest received by the Fund, and gains realized thereby, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U. S. possessions that would reduce the yield and/or total return on those securities.  Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts (collectively, “Derivatives”) derived by the Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:  (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain--which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if the QEF did not distribute those earnings and gain to the Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark to market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs).  The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains and losses realized from portfolio transactions ordinarily will be treated as capital gains and losses.  However, a portion of the gains and losses from the disposition of foreign currencies and certain non-U. S.-dollar-denominated securities (including debt instruments, certain financial Derivatives and certain preferred stock) may be treated as ordinary income and losses under section 988 of the Code.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.  Moreover, all or a portion of the gains realized from engaging in “conversion transactions” may be treated as ordinary income under section 1258 of the Code.  “Conversion transactions” are defined to include certain Derivative and straddle transactions, transactions marketed or sold to produce capital gains and transactions described in Treasury regulations to be issued in the future.

Under section 1256 of the Code, any gain or loss realized by the Fund from certain Derivatives will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise on exercise or lapse of those Derivatives as well as from closing transactions.  In addition, any such Derivatives remaining unexercised at the end of the Fund’s taxable year will be treated as sold for their then fair market value (i.e., “marked-to-market”), resulting in additional gain or loss to the Fund.

Offsetting positions held by the Fund involving certain Derivatives may constitute “straddles,” which are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the Code sections that govern the tax treatment of straddles override or modify sections 988 and 1256 of the Code.  As such, all or a portion of any capital gain from certain straddle transactions may be re-characterized as ordinary income.  If the Fund were treated as entering into straddles by reason of its engaging in certain Derivatives transactions, those straddles would be characterized as “mixed straddles” if the Derivatives comprising a part of the straddles were governed by section 1256 of the Code.  The Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results to the Fund may differ.  If no election is made, then to the extent the straddle and conversion transaction rules apply to positions established by the Fund, losses realized by it will be deferred to the extent of unrealized gain in the offsetting position.  Moreover, as a result of those rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss and long-term capital gains may be treated as short-term capital gains or ordinary income.

If the Fund has an “appreciated financial position” — generally, an interest (including an interest through a Derivative or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by the Fund or a related person with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction by the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Investment by the Fund in securities issued at a discount (for example, zero coupon, pay-in-kind or step-up securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments.  For example, the Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and to distribute that income to satisfy the Distribution Requirement and avoid the Excise Tax.  In that case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to make the necessary distribution.

State and Local Taxes.  Depending on the extent of the Fund’s activities in states and localities in which it is deemed to be conducting business, it may be subject to the tax laws thereof.  Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

FATCA.  Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

The foregoing is only a summary of certain Federal tax considerations generally affecting the Fund and their shareholders and is not intended as a substitute for careful tax planning.  Investors are urged to consult their tax advisers with specific reference to their own tax situations.

PORTFOLIO TRANSACTIONS

General.  The Investment Adviser assumes general supervision over the placement of securities purchase and sale orders on behalf of the Fund.

The Investment Adviser generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions is made in the best judgment of the Investment Adviser and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Investment Adviser evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services.  The Investment Adviser attempts to obtain best execution for the Fund by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following:  (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for the Fund are made independently from those for other funds or accounts managed by the portfolio manager.  Under the Investment Adviser’s procedures, the portfolio managers may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account.  In some cases, this policy may adversely affect the price paid or received by the Fund or an account, or the size of the position obtained or liquidated.  As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met.  Generally, when trades are aggregated, the fund or account within the block will receive the same price and commission.  However, random allocations of aggregate transactions may be made to minimize custodial transaction costs.  In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts and other relevant factors).

Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing the Fund’s investment portfolio as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Investment Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

During the fiscal year ended March 31, 2014, the Fund’s portfolio turnover rate was 334.78%.  During the fiscal year ended March 31, 2013, the Fund’s portfolio turnover rate was 91.43%.  During the fiscal period June 8, 2011 (commencement of operations) through March 31, 2012, the Fund’s portfolio turnover rate was 120.12%.  During the fiscal year ended March 31, 2014, the Fund experienced a turnover ratio higher than in previous years due to a change in the Adviser’s global allocation model, which resulted in a reallocation of assets in the Fund affecting both the number of positions within the portfolio and the percentage of Fund assets allocated to positions already present in the portfolio.

To the extent that the Fund invests in foreign securities, certain of the Fund’s transactions in those securities may not benefit from the negotiated commission rates available to Fund for transactions in securities of domestic issuers.  For Fund that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The portfolio manager may deem it appropriate for one fund or account he manages to sell a security while another fund or account he manages is purchasing the same security.  Under such circumstances, the portfolio manager may arrange to have the purchase and sale transactions effected directly between the Fund and/or accounts (“cross transactions”).  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

During the fiscal year ended March 31, 2014, the Fund paid aggregate brokerage commissions on the purchases and sales of portfolio securities of $304,054.  During the fiscal year ended March 31, 2013, the Fund paid aggregate brokerage commissions on the purchases and sales of portfolio securities of $158,598.  During the fiscal period June 8, 2011 (commencement of operations) through March 31, 2012, the Fund paid aggregate brokerage commissions on the purchases and sales of portfolio securities of $84,927.

Soft Dollars.  The term “soft dollars” is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and other services to be used by the investment adviser.  Section 28(e) of the Securities Exchange Act of 1934 provides a “safe harbor” that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the Investment Adviser, on behalf of the Fund, may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e).  Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable affiliated entity in its investment decision-making responsibilities, as contemplated under Section 28(e).  Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Investment Adviser to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.  Such services and products may include, but are not limited to the following:  fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies.  The Investment Adviser also may defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement).  Some of the research products or services received by the Investment Adviser may have both a research function and a non-research administrative function (a “mixed use”).  If the Investment Adviser determines that any research product or service has a mixed use, the Investment Adviser will allocate in good faith the cost of such service or product accordingly.  The portion of the product or service that the Investment Adviser determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Investment Adviser in hard dollars.

The Investment Adviser generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Investment Adviser to compensate the selected brokerage firm for research provided.  The Investment Adviser endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Investment Adviser believes is useful.  Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.  The affiliated entity may receive a benefit from the research services and products that is not passed on to the Fund in the form of a direct monetary benefit.  Further, research services and products may be useful to the affiliated entity in providing investment advice to any of the Fund or clients it advises.  Likewise, information made available to the affiliated entity from brokerage firms effecting securities transactions for the Fund may be utilized on behalf of another fund or client.  Information so received is in addition to, and not in lieu of, services required to be performed by the affiliated entity and fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the normal independent research activities of the affiliated entity, it enables them to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

During the fiscal year ended March 31, 2014, the Fund paid $62,600 in soft dollar commissions.  During the fiscal year ended March 31, 2013, the Fund paid $16,225 in soft dollar commissions.  During the fiscal period June 8, 2011 (commencement of operations) through March 31, 2012, the Fund paid $22,053 in soft dollar commissions.

Regular Broker-Dealers.  The Fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act.  Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the Fund’s most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund’s portfolio transactions or (iii) sold the largest dollar amount of the Fund’s securities.

Disclosure of Portfolio Holdings.  Pursuant to written contractual confidentiality agreements, it is the policy of the Fund and its service providers (including the Investment Adviser) to protect the confidentiality of the Fund’s holdings and prevent the selective disclosure of nonpublic information about the Fund’s portfolio holdings, which includes the Fund’s portfolio holdings and pending transactions.  The various service provider agreements provide that a service provider will keep all records, books, information and data pertaining to the business or transactions of a Fund confidential and will not disclose such information unless required by law or permitted by the Trust.  If no written confidentiality provisions are included in an agreement, the Board of Trustees must receive information and assurances that procedures in place to protect the Fund’s information are adequate to safeguard the Fund and its shareholders.  The Fund and each of its service providers (including the Investment Adviser) must adhere to these Disclosure Policies.

As a general rule, the Fund and its service providers (including the Investment Adviser)  may not disclose any information concerning the portfolio holdings of the Fund to any unaffiliated third party except as provided below nor may these parties make investments based upon such information.  The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser, or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information.

Nothing herein is intended to prevent the disclosure of any and all portfolio information for a legitimate business purpose to the Fund’s service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Fund’s custodians, fund accountants, the Investment Adviser, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisors, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

The Fund, or its duly authorized service providers (including the Investment Adviser), will publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  The Fund may make publicly available, by posting such information to its web site or by making such information available to any person who calls the Fund’s toll-free number, the following information related to the Fund for the indicated frequencies:  (a) Full Holdings – quarterly; and (b) Top 10 Holdings – monthly or quarterly.

The Trust, or its duly authorized service providers (including the Investment Adviser), may disclose current information about the entire portfolio position of the Fund in connection with the broker-dealer’s execution of short sale transactions on behalf of the Fund before the public disclosure of such portfolio information is required or authorized as discussed in the paragraph immediately preceding this one, if such disclosure is required by the broker-dealer providing such services to the Fund.

There are numerous mutual fund evaluation services, such as Standard & Poor’s, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, and beta.  These services then distribute the results of their analysis to the public and/or paid subscribers.  To facilitate the review of the Fund by these services, on an ad-hoc basis the Fund may distribute (or authorize their service providers to distribute) portfolio holdings to such services before their public disclosure is required or authorized as discussed above provided that:

•

the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund before the portfolio holdings or results of the analysis become public information; and

•

the recipient signs a written Confidentiality Agreement.  Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Disclosure Policies.

The Fund or its duly authorized service providers (including the Investment Adviser) may distribute the following information concerning the Fund’s portfolio (including reports known as “Quarterly Fund Profiles”) before public disclosure of portfolio holdings is required, provided that the information has been publicly disclosed (via the Fund’s web site or as otherwise permitted by regulatory interpretation or guidance):

•

Calendar Quarters:  Complete portfolio holdings as of the end of each calendar quarter.

•

Fiscal Quarters:  Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter.

•

Monthly:  Top 10 largest portfolio holdings as of the end of each month.

The Fund or its duly authorized service providers (including the Investment Adviser) will monitor regulatory guidance on what constitutes public disclosure, which may include publicly offering to disclose portfolio information and/or disseminating such information on the Fund’s web site together with notice of the availability of such information in the prospectuses and reports filed by the Fund under the 1940 Act.

Portfolio managers and other senior officers or spokespersons of the Fund may disclose or confirm the ownership of any individual portfolio position to reporters, brokers, shareholders, consultants, or other interested persons only if such information has been previously publicly disclosed in accordance with these Disclosure Policies.  For example, a portfolio manager discussing the Fund may indicate that he or she likes and/or owns for the Fund a security only if the Fund’s ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

The Fund or its Investment Adviser may disclose nonpublic portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any nonpublic portfolio holdings information by such third party, (i) the Chief Executive Officer and Chief Compliance Officer of the Fund (the “CCO”) determine that the Fund has a legitimate business purpose for disclosing such information; and (ii) the recipient enters into a Confidentiality Agreement.  The CCO will report to the Board of Trustees of the Trust on a quarterly basis regarding any recipients of nonpublic portfolio holdings information approved pursuant to this section.

The trading desk of the Investment Adviser may periodically distribute lists of applicable investments held by their clients (including the Fund) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

The Investment Adviser may periodically distribute a list of the issuers and securities that are covered by its research department as of a particular date.  The list of issuers and securities may represent securities currently held by the Fund and securities that may be purchased for the Fund.  In no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the Fund or identify Fund position sizes.

Certain exceptions to these Disclosure Policies permit the nonpublic disclosure of portfolio holdings to a limited group of third parties so long as the third party has signed a written Confidentiality Agreement.  For purposes of these Disclosure Policies, any Confidentiality Agreement must be in form and substance acceptable to an appropriate officer of the Fund and/or Trust counsel.  At a minimum, subject to such deviations as Trust counsel believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, such Confidentiality Agreement will generally provide that:

•

the portfolio information is the confidential property of the Fund (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the Confidentiality Agreement;

•

the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need-to-know basis, are (i) authorized to have access to the portfolio information and (ii) subject to confidentiality obligations, including duties not to trade on nonpublic information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement;

•

upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information; and

•

portfolio information may be deemed to no longer be confidential if (i) it is already known to the recipient prior to disclosure by the Fund, (ii) it becomes publicly known without breach of the Confidentiality Agreement by the recipient, (iii) it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (iv) it is authorized by the Fund or their agents to be disclosed.

The Fund’s Board of Trustees and an appropriate officer of the Fund and/or Trust counsel, or the Fund’s CEO or CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these Disclosure Policies.  (For example, the Fund may determine not to provide purchase and sale information with respect to investments in smaller capitalization companies or less liquid securities.)

These Disclosure Policies may not be waived, or exceptions be made, without the consent of the CCO; and, any waiver or exception shall be reported to the Board of Trustees at the next regularly scheduled meeting.

The Board of Trustees will receive reports regarding all disclosures of portfolio securities on a quarterly basis, except those disclosures made in the ordinary course of business (e.g., in the Annual and Semi-Annual Reports to Shareholders, in Form N-Q, in Fund Product Sheets, for performance reporting purposes, etc.).  In addition, the Board may receive such reports more frequently if necessary for their review and consideration of a matter affecting the Fund.

SUMMARY OF PROXY VOTING
POLICY, PROCEDURES AND GUIDELINES

The Board of Trustees has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Investment Adviser, subject to the Board’s continuing oversight.  In exercising its voting obligations, the Investment Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund.  The Investment Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Investment Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund.  A copy of the Investment Adviser’s Proxy Voting Policy is included with this SAI.  Please see Appendix A to this SAI for further information.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by calling 1 (888) 686-2729 and by visiting the SEC website at www.sec.gov.

INFORMATION ABOUT THE TRUST AND FUND

The Trust is currently only offering shares of one investment portfolio, the Fund.  The Fund is currently only offering one class of shares.  Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable.  Fund shares have equal rights in liquidation.  Fund shares have no par value, have no preemptive or subscription rights, and are freely transferable.

On each matter submitted to a vote of the shareholders, all shares of the series of the Trust shall vote together, except as to any matter for which a separate vote of any series is required by the 1940 Act and except as to any matter which affects the interests of particular series or classes differently, in which case the holders of shares of the one or more affected series or classes shall be entitled to vote separately.

The assets received by the Trust for the issue or sale of shares of the Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the Fund, and are attributed to the applicable class thereof, and constitute the underlying assets of the Fund.  The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Fund and with a share of the general expenses of the Trust.  Any general expenses of the Trust not readily identifiable as belonging to a particular series of the Trust shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the series and the relative difficulty in administering each series of the Trust.  Each share of the Fund represents an equal proportionate interest in that Fund with each other share of the same class and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  Upon any liquidation of the Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund, attributable to their class, and available for distribution.

The Trust does not hold annual meetings of shareholders.  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose.  The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust’s outstanding shares.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter.  Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of Trustees from the separate voting requirements of the Rule.

COUNSEL AND INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Thompson Hine LLP, 312 Walnut Street, 14th floor, Cincinnati, Ohio 45202, serves as counsel to the Fund.

BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, has been selected to serve as the independent registered public accounting firm for the Trust for its fiscal year ending March 31, 2015.

FINANCIAL STATEMENTS

The Fund will send annual and semi-annual financial statements to all of their shareholders of record.  The Fund’s fiscal year ends on March 31 of each year.

The audited financial statements for the Fund for the fiscal year ended March 31, 2014, including notes thereto and the report of BBD, LLP, are included in the Fund’s Annual Report to Shareholders and were filed with the SEC on Form N-CSR, and are incorporated by reference into this Statement of Additional Information.  No other parts of the Fund’s Annual Report to Shareholders are incorporated herein.  You may obtain a free copy of the Annual Report to Shareholders by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PHILADELPHIA INVESTMENT PARTNERS, LLC

Proxy and Corporate Action Voting

Policies and Procedures

I.

POLICY.

Philadelphia Investment Partners, LLC (the “Adviser”) acts as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end management investment companies (i.e., “mutual funds”).  The Adviser is registered with the U. S. Securities and Exchange Commission (the “SEC”) as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Some of the Adviser’s clients have delegated to the Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client’s investment portfolio.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.  The Adviser’s authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements.  Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

When voting proxies or acting with respect to corporate actions on behalf of clients, the Adviser’s utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client’s account.

II.

PURPOSE.

The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act.  These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.

PROCEDURES.

The Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.

Conflicts of Interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1.

Vote in Accordance with the Guidelines.  To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.

Obtain Consent of Clients.  To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client will be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

3.

Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, the Adviser will abstain from voting the securities held by that client’s account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflicts of interest so identified will be addressed as described above in this Section III, A.

B.

Limitations.

In certain circumstances, in accordance with a client’s investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received.  The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.

Client Maintains Proxy Voting Authority.  Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Adviser for such account, it will promptly be forwarded to the client or specified third party.

2.

Terminated Account.  Once a client account has been terminated in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination date.  However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.

Limited Value.  If the Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client’s proxies.  The Adviser also will not vote proxies received for securities which are no longer held by the client’s account.  In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.

Securities Lending Programs.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the Adviser may recall the security for the purposes of voting.

5.

Unjustifiable Costs.  In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits from the proxy proposal.

IV.

RECORD KEEPING.

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Adviser to any written or oral client request for proxy voting information; (vi) any documents prepared by the Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Form ADV, Part 2 (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities.  The Adviser will also provide to each mutual fund client a copy of its policies and procedures.  Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Adviser.

The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.  Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote.  Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th.  The Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:

•

the name of the issuer of the portfolio security;

•

the exchange ticker symbol of the portfolio security1;

•

the CUSIP number of the portfolio security1;

•

the shareholder meeting date;

•

a brief description of the matter voted on;

•

whether the matter was put forward by the issuer or a shareholder;

•

whether the mutual fund voted;

•

how the mutual fund cast its vote; and

•

whether the mutual fund cast its vote for or against management.

1 The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers.  Accordingly, such information may be omitted if it’s not available through reasonably practicable means.

V.

GUIDELINES.

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.

Oppose.

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

1.

Issues regarding the issuer’s board entrenchment and anti-takeover measures such as the following:

a.

Proposals to stagger board members’ terms;

b.

Proposals to limit the ability of shareholders to call special meetings;

c.

Proposals to require super majority votes;

d.

Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.

Proposals regarding “fair price” provisions;

f.

Proposals regarding “poison pill” provisions; and

g.

Permitting “green mail.”

2.

Providing cumulative voting rights.

B.

Approve.

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management.  Traditionally, these issues include:

1.

Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

2.

Date and place of annual meeting.

3.

Limitation on charitable contributions or fees paid to lawyers.

4.

Ratification of directors’ actions on routine matters since previous annual meeting.

5.

Confidential voting.

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.  The Adviser will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.

Limiting directors’ liability.

7.

Eliminate preemptive rights.

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U. S., and can restrict management’s ability to raise new capital.

8.

The Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.

Employee Stock Purchase Plans.

10.

Establish 40 1(k) Plans.

C.

Case-By-Case.

The Adviser will review each issue in this category on a case-by-case basis.  Voting decisions will he made based on the financial interest of the client involved.  These matters include proposals to:

1.

Pay directors solely in stock;

2.

Eliminate director’s mandatory retirement policy;

3.

Rotate annual meeting location or date;

4.

Changes in the state of incorporation;

5.

Social and corporate responsibility issues;

6.

Option and stock grants to management and directors; and

7.

Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D.

Investment Company Issues.

From time to time the Adviser will have to vote shares of investment company securities that may be held in a client’s account.  These matters generally include proposals to:

1.

Elect directors or trustees;

2.

Ratify or approve independent accountants;

3.

Approve a new investment adviser or sub-adviser;

4.

Approve a change to an investment advisory fee;

5.

Approve a Distribution (i.e., Rule 12b-1) Plan;

6.

Approve a change in a fundamental investment objective, policy or limitation;

7.

Approve a change in the state of incorporation; and

8.

Approve a plan of reorganization or merger.

The Adviser will generally vote with management’s recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation.  On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Adviser will review each issue on a case-by-case basis.  Voting decisions will be made based on the financial interest of the client involved.

PHILADELPHIA INVESTMENT PARTNERS NEW GENERATION FUND

PART C: OTHER INFORMATION

ITEM 28:

EXHIBITS.

(a)

Articles of Incorporation.

(1)

Certificate of Trust of Philadelphia Investment Partners New Generation Fund (the “Registrant”) dated July 22, 2010, as filed with the Secretary of State of Delaware on July 22, 2010 is incorporated herein by reference to Exhibit No. 28(a)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-165401/811-22395) as filed with the U. S. Securities and Exchange Commission (the “SEC”) on March 4, 2011 (“PEA No. 2”).

(2)

Agreement and Declaration of Trust of the Registrant dated July 22, 2010 is incorporated herein by reference to Exhibit No. 28(a)(2) to PEA No. 2.

(b)

By-Laws.

(1)

By-Laws are incorporated herein by reference to Exhibit No. 28(b)(1) to PEA No. 2.

(c)

Instruments Defining Rights of Security Holders.

(1)

See Article III; Article IV, Section 6; Article V; and Article VI of the Registrant’s Agreement and Declaration of Trust dated July 22, 2010, which is incorporated herein by reference to Exhibit No. 28(a)(2) to PEA No. 2.

(2)

See Article III of the Registrant’s By-Laws which are incorporated herein by reference to Exhibit No. 28(b)(1) to PEA No. 2.

(d)

Investment Advisory Contracts.

(1)

Investment Advisory Agreement dated September 21, 2010 between the Registrant and Philadelphia Investment Partners, LLC is incorporated herein by reference to Exhibit No. 28(d)(1) to PEA No. 2.

(e)

Underwriting Contracts.

(1)

Distribution Agreement dated December 20, 2010 between the Registrant and Rafferty Capital Markets, LLC is incorporated herein by reference to Exhibit No. 28(e)(1) to PEA No. 2.

(f)

Bonus or Profit Sharing Contracts.

Not Applicable.

(g)

Custodian Agreements.

(1)

Custodian Services Agreement between the Registrant and Union Bank is incorporated herein by reference to Exhibit No. 28(g)(1) to PEA No. 2.

(h)

Other Material Contracts.

(1)

Expense Limitation and Reimbursement Agreement between the Registrant and Philadelphia Investment Partners, LLC is incorporated herein by reference to Exhibit No. 28(h)(1) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-165401/811-22395) as filed with the SEC on July 31, 2012 (“PEA No. 1”).

(2)

Transfer Agent Agreement dated December 20, 2010 between the Registrant and Mutual Shareholder Services, LLC is incorporated herein by reference to Exhibit No. 28(h)(2) to PEA No. 2.

(3)

Accounting Services Agreement dated December 20, 2010 between the Registrant and Mutual Shareholder Services, LLC is incorporated herein by reference to Exhibit No. 28(h)(3) to PEA No. 2.

(4)

Amended and Restated Shareholder Services Plan is filed herewith.

(i)

Legal Opinion.

(1)

Opinion and Consent of Thompson Hine LLP is filed herewith.

(j)

Other Opinions.

(1)

Consent of BBD, LLP is filed herewith.

(k)

Omitted Financial Statements.

Not Applicable.

(l)

Initial Capital Agreements.

(1)

Purchase Agreement dated February 15, 2011 between the Registrant and Philadelphia Investment Partners, LLC is incorporated herein by reference to Exhibit No. 28(l)(1) to PEA No. 2.

(m)

Rule 12b-1 Plan.

Not applicable.

(n)

Rule 18f-3 Plan.

Not applicable.

(o)

Reserved.

Not applicable.

(p)

Codes of Ethics.

(1)

Code of Ethics of the Registrant is incorporated herein by reference to Exhibit No. 28(p)(1) to PEA No. 1.

(2)

Code of Ethics of Philadelphia Investment Partners, LLC is incorporated herein by reference to Exhibit No. 28(p)(2) to PEA No. 2.

(q)

Other.

(1)

Powers of Attorney for Salvatore M. Cutrona, Sr., Ronald H. Shear and John D. Zook are incorporated herein by reference to Exhibit No. 28(q)(1) to PEA No. 2.

ITEM 29

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

None.

ITEM 30.

INDEMNIFICATION.

(a)  Article XI of the Registrant’s By-laws provides for indemnification of officers and Trustees as follows:

SECTION 1.  AGENTS, PROCEEDINGS, EXPENSES.  For the purpose of this Article XI, “agent” means any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a Trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise; “proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “expenses” includes, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

SECTION 2.  INDEMNIFICATION.  Subject to the exceptions and limitation contained in Section 3 below, every agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.

SECTION 3.  LIMITATIONS, SETTLEMENTS.  No indemnification shall be provided hereunder to an agent:

(a) who shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or

(b) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such agent was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such agent did not engage in disabling conduct:

(i) by the court or other body before which the proceeding was brought;

(ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to an agent with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the agent was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such agent has been charged.

SECTION 4.  INSURANCE, RIGHTS NOT EXCLUSIVE.  The rights of indemnification herein provided may be insured against by policies maintained by the Trust on behalf of any agent, shall be severable, shall not be exclusive of or affect any other rights to which any agent may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of any agent.

SECTION 5.  ADVANCE OF EXPENSES.  Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Article XI; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceedings, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification under this Article XI.

SECTION 6.  FIDUCIARIES OF EMPLOYEE BENEFIT PLAN.  The Article XI does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article XI.  Nothing contained in this Article XI shall limit any right to indemnification to which such Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

(b)  The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others.  Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Philadelphia Investment Partners, LLC (the “Investment Adviser”) serves as the investment adviser to the Registrant.  The Investment Adviser is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”).  The list required by this Item 31 of each officer, director or partner of the Investment Adviser, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by each officer, director, employee, partner or trustee during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by the Investment Adviser pursuant to the Advisers Act (SEC File No. 801-66682).

ITEM 32.

PRINCIPAL UNDERWRITERS.

(a)

Rafferty Capital Markets, LLC (the “Distributor”) is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).  As of December 31, 2012, the Distributor acted as principal underwriter for the following investment companies: – Armour Funds, Aviemore Funds, Bretton Funds, Castle Focus Fund, Chou America Mutual Fund, Conestoga Funds, Direxion Funds, Entrepreneur Shares Global Fund, Epiphany Funds, FMI Funds, Hagin Keystone Funds, Jacobs-Broel Funds, Leuthold Funds, Longleaf Partners Funds, Marketocracy Funds, Neiman Funds, Outfitter Funds, Paradigm Funds, Reynolds Funds, Rocky Peak Fund, Satuit Funds, Sparrow Funds, Wireless Fund, Christopher Weil & Co. Funds, HNP Capital Growth & Preservation Fund, New Frontiers KC India Fund, Ranger Funds, Turquoise Funds, Valley Forge Funds.

(b)

The information required by this Item 32(b) with respect to each director, officer or partner of the Distributor is incorporated herein by reference to Schedule A of Form BD filed by the Distributor with the SEC pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-40605).

(c)

Not Applicable.

ITEM 33.

LOCATION OF ACCOUNTS AND RECORDS.

(a)

Philadelphia Investment Partners, LLC, 1233 Haddonfield – Berlin Rd, Suite #7, Voorhees, NJ 08043 (Registrant’s Declaration of Trust and all amendments thereto, By-Laws, Minute Books, and records relating to its function as investment adviser).

(b)

Mutual Shareholder Services, LLC, 800 Town Centre Drive, Suite 400, Broadview Heights, OH  44147 (records relating to its function as transfer agent and fund accounting agent).

(c)

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, NY 11530 (records relating to its function as principal underwriter).

ITEM 34.

MANAGEMENT SERVICES.

Not Applicable.

ITEM 35.

UNDERTAKINGS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 5 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Voorhees and State of New Jersey on July 29, 2014.

PHILADELPHIA INVESTMENT PARTNERS

NEW GENERATION FUND

By:

/s/  PETER C. ZEULI

Name:  Peter C. Zeuli

Title:    President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

By:

/s/  PETER C. ZEULI

July 29, 2014

Name:  Peter C. Zeuli

Title:    Trustee, Chief Executive Officer and Chief Financial Officer

By:

Name:  Salvatore M. Cutrona, Sr.

Title:    Trustee

By:  /s/  RONALD H. SHEAR *

July 29, 2014

Name:  Ronald H. Shear

Title:    Trustee

By:  /s/  JOHN D. ZOOK *

July 29, 2014

Name:  John D. Zook

Title:    Trustee

*  By:

/s/  PETER C. ZEULI

July 29, 2014

Name:  Peter C. Zeuli

Title:    Attorney-in-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

ITEM

EXHIBIT

(h)(4)

Amended and Restated Shareholder Services Plan

(i)(1)

Opinion and Consent of Thompson Hine LLP.

(j)(1)

Consent of BBD, LLP.